Exhibit 10.7

Execution Version

ABL INTERCREDITOR AGREEMENT

dated as of

September 7, 2016,

among

REVLON CONSUMER PRODUCTS CORPORATION,
as Borrower,

REVLON, INC.,
as Holdings,

the Subsidiaries of REVLON CONSUMER PRODUCTS CORPORATION,
from time to time party hereto,

CITIBANK, N.A.,
as ABL Agent

and

CITIBANK, N.A.,
as Initial Term Loan Agent

and each Other Term Loan Agent from time to time party hereto

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE ABL GUARANTEE AND COLLATERAL AGREEMENT OF EVEN DATE HEREWITH AMONG REVLON CONSUMER PRODUCTS CORPORATION, CERTAIN SUBSIDIARIES OF REVLON CONSUMER PRODUCTS CORPORATION AND CITIBANK, N.A., AS COLLATERAL AGENT, (B) THE TERM LOAN GUARANTEE AND COLLATERAL AGREEMENT OF EVEN DATE HEREWITH AMONG REVLON CONSUMER PRODUCTS CORPORATION, CERTAIN SUBSIDIARIES OF REVLON CONSUMER PRODUCTS CORPORATION AND CITIBANK, N.A., AS COLLATERAL AGENT, AND (C) THE OTHER LOAN DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENTS REFERRED TO HEREIN.

Section 7.	Reliance; Waivers; etc.	45

7.1	Reliance	45
7.2	No Warranties or Liability	45
7.3	Obligations Unconditional	45

Section 8.	Miscellaneous.	46

8.1	Conflicts	46
8.2	Term of this Agreement; Severability	46
8.3	Amendments; Waivers	47
8.4	Information Concerning Financial Condition of the Borrower and the Subsidiaries	49
8.5	Subrogation	49
8.6	Application of Payments	50
8.7	Consent to Jurisdiction; Waivers	50
8.8	Notices	51
8.9	Further Assurances	51
8.10	Governing Law	51
8.11	No Third Party Beneficiaries; Binding on Successors and Assigns	51
8.12	[Reserved]	52
8.13	Section Titles	52
8.14	Counterparts	52
8.15	Authorization	52
8.16	Effectiveness	52
8.17	ABL Agent and Term Loan Agent	52
8.18	Relative Rights	53
8.19	Supplements	53
8.20	Other Intercreditor Agreements	54

ii

Schedules

Schedule I – List of Subsidiaries
Schedule II – Legend

Exhibits

Exhibit A – Form of Intercreditor Joinder Agreement
Exhibit B – Form of Grantor Joinder Agreement

iii

ABL INTERCREDITOR AGREEMENT dated as of September 7, 2016 (this “Agreement”), among CITIBANK, N.A. (“Citibank”), as ABL Agent, CITIBANK, as Initial Term Loan Agent, REVLON, INC., a Delaware corporation (“Holdings”), REVLON CONSUMER PRODUCTS CORPORATION, a Delaware corporation, as the borrower under the ABL Credit Agreement and the Term Loan Agreement (the “Borrower”), each Subsidiary of the Borrower listed on Schedule I hereto or that becomes a party hereto pursuant to Section 8.19 below and each Other Term Loan Agent from time to time party hereto.

A.           Holdings and the Borrower are party to the Asset-Based Revolving Credit Agreement dated as of September 7, 2016 (as amended, supplemented, restated, extended,  increased  or otherwise modified from time to time, the “Initial ABL Credit Agreement”) among Holdings, the Borrower, the lenders party thereto from time to time, Citibank, as administrative agent and as collateral agent.

B.            Holdings and the Borrower are party to the Term Credit Agreement dated as of September 7, 2016 (as amended, supplemented, restated, extended, increased otherwise modified from time to time, the “Initial Term Loan Agreement”) among Holdings, the Borrower, the lenders party thereto from time to time and Citibank, as administrative agent and collateral agent.

C.            The Borrower and Holdings may become a party to other Term Loan Documents from time to time hereafter.

D.            This Agreement governs the relationship between the ABL Lenders (as defined herein) as a group, on the one hand, and the Term Loan Lenders (as defined herein), on the other hand, with respect to the Common Collateral.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.          Definitions.

1.1          Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” shall mean Citibank, in its capacity as administrative agent and collateral agent for the ABL Lenders under the ABL Credit Agreement and the other ABL Loan Documents entered into pursuant to the ABL Credit Agreement, together with its successors and permitted assigns under the ABL Credit Agreement exercising substantially the same rights and powers.

“ABL Claims” shall mean the ABL Priority Claims and the ABL Other Claims.

“ABL Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, upon which a Lien is granted or purported to be granted to the ABL Agent under any of the ABL Collateral Documents.

“ABL Collateral Agreement” shall mean the ABL Guarantee and Collateral Agreement dated as of September 7, 2016, among the Borrower, the other Grantors and Citibank, as collateral agent for the secured parties referred to therein, as amended, restated, modified or replaced from time to time.

“ABL Collateral Documents” shall mean the ABL Collateral Agreement, the ABL Holdings Pledge and Guarantee Agreement and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any ABL Claims or under which rights or remedies with respect to such Liens are at any time governed.

“ABL Credit Agreement” shall mean the Initial ABL Credit Agreement and any refinancing, replacement, defeasement or refunding thereof; provided, that, at the Borrower’s election, if any ABL Credit Agreement is refinanced, replaced, defeased or refunded, the agreement governing such refinancing, replacement, defeasement or refunding shall not be an “ABL Credit Agreement” for purposes of this Agreement unless the Borrower so elects at the time of such refinancing, replacement, defeasance or refunding and the Borrower so notifies in writing each Term Loan Agent and the agent under such facility that refinances, replaces, defeases or refunds such ABL Credit Agreement of such election.

“ABL Designated Additional Obligations” shall mean obligations in respect of “Specified Additional Obligations” as defined in the ABL Credit Agreement.

“ABL Designated Banking Services Obligations” shall mean obligations in respect of “Specified Cash Management Obligations” as defined in the ABL Credit Agreement.

“ABL Designated Swap Obligations” shall mean obligations in respect of “Specified Hedge Agreements” as defined in the ABL Credit Agreement.

“ABL DIP Financing” shall have the meaning set forth in Section 6.1(a).

“ABL DIP Financing Liens” shall having the meaning set forth in Section 6.1(a).

“ABL Facility First Priority Collateral” shall mean all Common Collateral consisting of the following:

(a)           all Accounts;

(b)           (i) all Money and cash (other than any Money or cash in an Asset Sale Proceeds Account), (ii) Deposit Accounts (and Money and cash, checks, other negotiable instruments, funds and other evidences of payments held therein) (but excluding any Asset Sale Proceeds Account) and (iii) all Investment Property (but excluding any Capital Stock of the Borrower or any of its Subsidiaries and any Asset Sale Proceeds Account); provided that any of the foregoing that consists of identifiable Term Loan Priority Proceeds shall not be included in ABL Facility First Priority Collateral;

(c)           (i) Inventory, (ii) Chattel Paper, (iii) Documents, (iv) Instruments, (v) Equipment and (vi) Real Estate Assets;

(d)           to the extent involving or governing any of the items referred to in the preceding clauses (a) and (c), all General Intangibles (excluding Intellectual Property and goodwill associated with such Intellectual Property); provided, that to the extent any of the foregoing also relates to Term Facility First Priority Collateral, only that portion related to the items referred to in the preceding clauses (a) and (c) (other than Term Loan Priority Proceeds) shall be included in the ABL Facility First Priority Collateral;

(e)           to the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Term Facility First Priority Collateral, only that portion related to the items referred to in the preceding clauses (a) through (d) (other than Term Loan Priority Proceeds) shall be included in the ABL Facility First Priority Collateral;

(f)           all books and Records relating to the foregoing (including all books, databases, customer lists and Records, whether tangible or electronic, to the extent they contain any information relating to any of the foregoing);

(g)           all collateral security and guarantees with respect to any of the foregoing and all Proceeds, in each case, of the type referred to in the preceding clauses (a) through (f) directly received as proceeds of any ABL Facility First Priority Collateral (“ABL Priority Proceeds”).

For the avoidance of doubt, under no circumstances shall any assets excluded from the ABL Collateral pursuant to any ABL Collateral Document constitute ABL Facility First Priority Collateral.

“ABL Holdings Pledge and Guarantee Agreement” shall mean that certain ABL Holdings Guarantee and Pledge Agreement, dated September 7, 2016, among Holdings and Citibank, as collateral agent for the secured parties referred to therein, as amended, restated, modified or replaced from time to time.

“ABL Lenders” shall mean the Persons holding ABL Claims, including the ABL Agent.

“ABL Loan Documents” shall mean the ABL Credit Agreement, the ABL Collateral Documents and each of the other agreements, documents and instruments providing for, evidencing or securing any Obligation under the ABL Credit Agreement (and each agreement, document or instrument providing for or evidencing an ABL Designated Swap Obligation, ABL Designated Banking Services Obligation or ABL Designated Additional Obligation) and any other related document or instrument executed or delivered pursuant to any ABL Collateral Document at any time or otherwise evidencing or securing any Obligation arising under any ABL Loan Document.

“ABL Mortgage” shall mean all mortgages, deeds of trust and other documents under which a Lien on real property is granted to secure the ABL Claims.

“ABL Other Claims” shall mean any Obligations arising under an ABL Loan Document that do not constitute ABL Priority Claims.

“ABL Priority Claims” shall mean the aggregate of

(a)           (i) the Obligations arising under the ABL Loan Documents to the extent the principal amount thereof is permitted to be incurred pursuant to Section 7.2(aa) of the Term Loan Agreement, as such Term Loan Agreement in effect on the date hereof or as such Term Loan Agreement may be amended from time to time in accordance with the terms thereof to permit a greater amount of principal to constitute ABL Priority Claims (in each case, other than ABL Designated Banking Services Obligations, ABL Designated Swap Obligations and ABL Designated Additional Obligations), plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such Obligations or otherwise in respect of, or arising under, the ABL Credit Agreement or the ABL Loan Documents related thereto or any of them, including all fees and expenses of the ABL Agent thereunder and (ii) the principal amount of an ABL DIP Financing plus any interest, fees, attorneys’ fees, costs, expenses and indemnities payable on account of such ABL DIP Financing, in each case, payable on account of such ABL DIP Financing and to the extent incurred in accordance with the terms hereof and so long as the ABL Agent and ABL Lenders do not object to or support an objection to such ABL DIP Financing to the extent that they are permitted to so object hereunder,

(b)           the principal amount of all indebtedness incurred under the ABL Designated Swap Obligations (calculated, at any given date, as the maximum aggregate amount, giving effect to any netting agreements, that would be required to be paid if all Specified Hedge Agreements (as such term is defined in the ABL Credit Agreement) underlying such ABL Designated Swap Obligations were terminated as of such date) plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such ABL Designated Swap Obligations or otherwise in respect of, or arising under, the ABL Loan Documents related thereto,

(c)           all ABL Designated Banking Services Obligations plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such ABL Designated Banking Services Obligations or otherwise in respect of, or arising under the ABL Loan Documents related thereto, and

(d)           all ABL Designated Additional Obligations plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such ABL Designated Additional Obligations or otherwise in respect of, or arising under, the ABL Loan Documents related thereto;

provided, including, in the case of each of clauses (a), (b),  (c) and (d) above, all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant ABL Loan Document whether or not the claim for such interest or expense is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“ABL Priority Proceeds” shall have the meaning set forth in the definition of ABL Facility First Priority Collateral.

“ABL Recovery” shall have the meaning set forth in Section 6.4.

“Additional Term Loan Agent” shall have the meaning set forth in Section 8.3(b).

“Additional Term Loan Claims” shall have the meaning set forth in Section 8.3(b).

“Agent” shall mean the ABL Agent and/or each of the Term Loan Agents, as the context may require.

“Agreement” shall mean this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Asset Sales Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts holding the proceeds of any sale or other disposition of any Term Facility First Priority Collateral (and only such Term Facility First Priority Collateral) that are required to be held in such account or accounts pursuant to the terms of the Term Loan Documents and any Deposit Accounts or Securities Accounts into which the proceeds of any Recovery Event (as defined in the Term Loan Agreement) with respect to Term Facility First Priority Collateral (and only such Term Facility First Priority Collateral) are deposited.

“Bankruptcy Law” shall mean Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” shall have the meaning set forth in the preamble.

“Capital Stock” shall have the meaning set forth in the ABL Credit Agreement, as in effect on the date hereof.

“Cash Collateral” shall mean any Common Collateral consisting of Money or cash equivalents and any Security Entitlement.

“Citibank” shall have the meaning set forth in the preamble.

“Common Collateral” shall mean collectively, the ABL Collateral and the Term Loan Collateral.

“Credit Agreements” shall mean the collective reference to the ABL Credit Agreement, the Term Loan Agreement and any Term Additional Agreement.

“Designated Term Loan Agent” shall mean (x) the Initial Term Loan Agent, or (y) if the Term Loan Intercreditor Agreement is then in effect, the “Applicable Collateral Agent” as defined therein (or such similar designation).

“Discharge of ABL Priority Claims” shall mean, except to the extent otherwise provided in Section 5.7 below,

(a)           the payment in full in cash (other than indemnification and contingent obligations for which no claim has been made) of all Obligations in respect of all outstanding ABL Priority Claims,

(b)           the payment in full in cash (other than indemnification and contingent obligations for which no claim has been made) of all Obligations in respect of all other ABL Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time the Obligations referred to in clause (a) are paid and

(c)           with respect to letters of credit outstanding under the ABL Credit Agreement, delivery of cash collateral in compliance with the ABL Credit Agreement or the making of other arrangements reasonably satisfactory to issuing banks thereunder, in each case after or concurrently with the termination of all commitments to extend credit under the ABL Credit Agreement; provided that the Discharge of ABL Priority Claims shall not be deemed to have occurred if such payments are made with the proceeds of other ABL Priority Claims that constitute an exchange or replacement for or a refinancing of such Obligations or ABL Priority Claims.  In the event the ABL Priority Claims are modified and the Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code (or any successor provision), the ABL Priority Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such Obligations and any obligations pursuant to such new indebtedness shall have been satisfied.

“Discharge of Term Priority Claims” shall mean, except to the extent otherwise provided in Section 5.7 below,

(a)           the payment in full in cash (other than indemnification and contingent obligations for which no claim has been made) of all Obligations in respect of all outstanding Term Loan Priority Claims, and

(b)           the payment in full in cash (other than indemnification and contingent obligations for which no claim has been made) of all Obligations in respect of all other Term Loan Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time the Obligations referred to in clause (a) are paid, in each case after or concurrently with the termination of all commitments to extend credit that would constitute Term Loan Priority Claims; provided that the Discharge of Term Priority Claims shall not be deemed to have occurred if such payments are made with the proceeds of other Term Loan Priority Claims that constitute an exchange or replacement for or a refinancing of such Obligations or Term Loan Priority Claims.  In the event the Term Loan Priority Claims are modified and the Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code (or any successor provision), the Term Loan Priority Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such Obligations and any obligations pursuant to such new indebtedness shall have been satisfied.

“Exercise Any Secured Creditor Remedies” or “Exercise of Any Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)           the taking by any Lender of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b)           the exercise by any Lender of any right or remedy provided to a secured creditor on account of a Lien under any of the ABL Loan Documents or Term Loan Documents, as applicable, under applicable law, in an Insolvency or Liquidation Proceeding or otherwise, including the election to retain any of the Common Collateral in satisfaction of any Obligation secured by a Lien;

(c)           the taking of any action by any Lender or the exercise of any right or remedy by any Lender in respect of the collection on, setoff against, marshaling of, injunction respecting or foreclosure on the Common Collateral or the proceeds thereof;

(d)           the appointment, on the application of a Lender, of a receiver, receiver and manager or interim receiver of all or part of the Common Collateral;

(e)           the sale, lease, license or other disposition of all or any portion of the Common Collateral by private or public sale conducted by a Lender or by any other means at the direction of a Lender permissible under applicable law;

(f)           the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect other applicable law; and

(g)           the exercise by a Lender of any voting rights relating to any Capital Stock included in the Common Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Any Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency or Liquidation Proceeding or seeking adequate protection, (ii) the exercise of rights pursuant to the ABL Loan Documents by the ABL Agent during the continuance of a Full Cash Dominion Period, (iii) the reduction of advance rates by the ABL Agent or the ABL Lenders or (iv) the imposition of Reserves (as defined in the ABL Credit Agreement) by the ABL Agent or the ABL Lenders.

“First Priority Agent” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the ABL Agent, and (b) any Term Facility First Priority Collateral, the Designated Term Loan Agent, as applicable.

“First Priority Claims” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the ABL Priority Claims, and (b) any Term Facility First Priority Collateral, the Term Loan Priority Claims, as applicable.

“First Priority Documents” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the ABL Loan Documents, and (b) any Term Facility First Priority Collateral, the Term Loan Documents, as applicable.

“First Priority Lenders” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the ABL Lenders, and (b) any Term Facility First Priority Collateral, the Term Loan Lenders, as applicable.

“Full Cash Dominion Period” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Grantors” shall mean Holdings, the Borrower, and each of the Borrower’s Subsidiaries that has granted or purported to grant a Lien in any or all of its assets under an ABL Collateral Document or a Term Loan Collateral Document.

“Hedge Agreement” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Holdings” shall have the meaning set forth in the preamble.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the ABL Credit Agreement or the Term Loan Agreement and, if applicable, each Term Additional Agreement.

“Initial ABL Credit Agreement” shall have the meaning set forth in the recitals.

“Initial Term Loan Agreement” shall have the meaning set forth in the recitals.

“Initial Term Loan Agent” shall mean Citibank, in its capacity as administrative agent and collateral agent for the Term Loan Lenders under the Term Loan Agreement and the other Term Loan Documents entered into pursuant to the Term Loan Agreement, together with its successors and permitted assigns under the Term Loan Agreement exercising substantially the same rights and powers.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intellectual Property” shall mean the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Patents, Trademarks, trade names, domain names, know-how and processes, all rights to sue at law or in equity for any infringement, dilution, misappropriation or other violation thereof, including the right to receive all Proceeds and damages therefrom.

“Intercreditor Joinder Agreement” shall mean an agreement substantially in the form of Exhibit A hereto, pursuant to which the applicable representative under an agreement proposed to be a Term Additional Agreement becomes a party hereto in accordance with Sections 5.3(f) and 8.3(b).

“Lenders” shall mean the collective reference to the ABL Lenders and the Term Loan Lenders.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Mortgaged Premises” shall mean any real property which shall now or hereafter be subject to a Term Loan Mortgage and/or an ABL Mortgage.

“New York Courts” shall have the meaning set forth in Section 8.7.

“Obligations” shall mean, with respect to any Person, any payment, performance or other obligations of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency or Liquidation Proceeding.  Without limiting the generality of the foregoing, the Obligations of any Grantor under any ABL Loan Document or Term Loan Document include the obligations to pay principal, interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) or premium on any Indebtedness, letter of credit commissions (if applicable), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Grantor to reimburse any amount in respect of any of the foregoing that any ABL Lender or Term Loan Lender, in its sole discretion, may elect to pay or advance on behalf of such Grantor.

“Other Term Loan Agent” shall mean, with respect to any Term Additional Agreement, the Person elected, designated or appointed as the administrative agent, trustee or other representative of such facility by or on behalf of the holders of such facility, and its successors serving in substantially the same capacity as may from time to time be appointed; provided, that, at any time there is a Term Loan Intercreditor Agreement in effect, “Other Term Loan Agent” shall mean the Initial Term Loan Agent (if not then the Designated Term Loan Agent) and each representative of each Term Additional Agreement other than the representative that is the Designated Term Loan Agent at such time.

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts, Securities Accounts and Payment Intangibles, together with all Supporting Obligations in relation to the foregoing, in each case comprising a portion of the Common Collateral

“Person” shall mean any natural person, partnership, corporation, business trust, limited liability company, company, association, joint venture, governmental agency or other entity.

“Pledged Collateral” shall have the meaning set forth in Section 5.5.

“Real Estate Assets” shall mean, at any time of determination, any interest (fee, leasehold or otherwise) of any Grantor in any real property, including Mortgaged Premises, distribution centers and warehouses and corporate headquarters and administrative offices and together with all improvements and appurtenant fixtures, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Second Priority Agent” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the Designated Term Loan Agent and each other Term Loan Agent, and (b) any Term Facility First Priority Collateral, the ABL Agent, as applicable.

“Second Priority Documents” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the Term Loan Documents, and (b) any Term Facility First Priority Collateral, the ABL Loan Documents, as applicable.

“Second Priority Claims” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the Term Loan Priority Claims, and (b) any Term Facility First Priority Collateral, the ABL Priority Claims, as applicable.

“Second Priority Lenders” shall mean, with respect to (a) any ABL Facility First Priority Collateral, the Term Loan Lenders, and (b) any Term Facility First Priority Collateral, the ABL Lenders, as applicable.

“Subsidiary” shall mean any “subsidiary” of the Borrower.

“Term Additional Agreement” shall mean any agreement designated by the Borrower as a “Term Additional Agreement” pursuant to Sections 5.3(f) and 8.3(b); provided that, at the Borrower’s election, if any Term Additional Agreement is refinanced, replaced, defeased or refunded, the agreement governing such refinancing, replacement, defeasance or refunding shall not be a “Term Additional Agreement” for purposes of this Agreement unless the Borrower so elects to designate such new agreement as a “Term Additional Agreement” at the time of such refinancing, replacement, defeasance or refunding.

“Term Designated Additional Obligations” shall mean obligations in respect of “Specified Additional Obligations” as defined in the Term Loan Agreement (or analogous term in any Term Additional Agreement).

“Term Designated Banking Services Obligations” shall mean obligations in respect of “Specified Cash Management Obligations” as defined in the Term Loan Agreement (or analogous term in any Term Additional Agreement).

“Term Designated Swap Obligations” shall mean obligations in respect of “Specified Hedge Agreements” as defined in the Term Loan Agreement (or analogous term in any Term Additional Agreement).

“Term Facility First Priority Collateral” shall mean all Term Loan Collateral (other than all ABL Facility First Priority Collateral) and all collateral security and guarantees with respect to any Term Facility First Priority Collateral and all cash, Money, Instruments, Securities, Financial Assets, Deposit Accounts (including any Asset Sale Proceeds Accounts) and other Proceeds directly received as proceeds of any Term Facility First Priority Collateral (“Term Loan Priority Proceeds”); provided, however, no proceeds of Term Loan Priority Proceeds will constitute Term Facility First Priority Collateral unless such proceeds of Term Loan Priority Proceeds would otherwise constitute Term Facility First Priority Collateral; provided that any of the foregoing that consists of identifiable ABL Priority Proceeds shall not be included in Term Facility First Priority Collateral.  For the avoidance of doubt, under no circumstances shall any assets excluded from the Term Loan Collateral pursuant to any Term Loan Collateral Documents constitute Term Facility First Priority Collateral.

“Term Loan Agent” shall mean any of the Initial Term Loan Agent, any Other Term Loan Agent and the Designated Term Loan Agent.

“Term Loan Agreement” shall mean the Initial Term Loan Agreement and any refinancing, replacement, defeasement or refunding thereof; provided, that, at the Borrower’s election, if any Term Loan Agreement is refinanced, replaced, defeased or refunded, the agreement governing such refinancing, replacement, defeasance or refunding shall not be a “Term Loan Agreement” for purposes of this Agreement unless the Borrower so elects to designate such new agreement as a “Term Loan Agreement” at the time of such refinancing, replacement, defeasance or refunding and the Borrower so notifies the ABL Agent, each other Term Loan Agent and the agent under such facility that refinances, replaces, defeases, or refunds such Term Loan Agreement of such election.

“Term Loan Claims” shall mean the Term Loan Priority Claims and the Term Loan Other Claims.

“Term Loan Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, upon which a Lien is granted or purported to be granted to a Term Loan Agent under any of the Term Loan Collateral Documents.

“Term Loan Collateral Agreement” shall mean the Term Guarantee and Collateral Agreement dated as of September 7, 2016, among the Borrower, the Subsidiaries of the Borrower from time to time party thereto and Citibank, as collateral agent for the secured parties referred to therein, as amended, restated, modified or replaced from time to time.

“Term Loan Collateral Documents” shall mean the Term Loan Collateral Agreement, the Term Loan Holdings Pledge and Guarantee Agreement and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Term Loan Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Term Loan DIP Financing” shall have the meaning set forth in Section 6.1(b).

“Term Loan DIP Financing Liens” shall having the meaning set forth in Section 6.1(b).

“Term Loan Documents” shall mean the Term Loan Agreement, any Term Additional Agreement, the Term Loan Collateral Documents and each of the other agreements, documents and instruments providing for, evidencing or securing any Obligation under the Term Loan Agreement, any Term Additional Agreement and any other related document or instrument executed or delivered pursuant to any Term Loan Collateral Document (including each agreement, document or instrument providing for or evidencing a Term Designated Swap Obligation, Term Designated Banking Services Obligation or Term Designated Additional Obligation) at any time or otherwise evidencing or securing any Obligation arising under any such Term Loan Collateral Document.

“Term Loan General Intangibles” means all general intangibles (including Intellectual Property) which are not ABL Facility First Priority Collateral.

“Term Loan Holdings Pledge and Guarantee Agreement” shall mean that certain Holdings Term Loan Guarantee and Pledge, dated September 7, 2016, among Holdings and Citibank, as collateral agent for the secured parties referred to therein, as amended, restated, modified or replaced from time to time.

“Term Loan Intercreditor Agreement” shall mean an agreement (other than this Agreement) between the Designated Term Loan Agent and each Other Term Loan Agent under any Term Additional Agreement governing the respective rights of each party thereto in respect of the sharing of Liens on the Term Loan Collateral by such respective parties.

“Term Loan Lenders” shall mean the Persons holding Term Loan Claims, including the Term Loan Agents.

“Term Loan Mortgages” shall mean all mortgages, deeds of trust and other documents under which a Lien on real property is granted to secure the Term Loan Claims.

“Term Loan Other Claims” shall mean any Obligations arising under a Term Loan Document that do not constitute Term Loan Priority Claims.

“Term Loan Priority Claims” shall mean the aggregate of

(a)           (i) the Obligations arising under the Term Loan Documents to the extent the principal amount thereof is permitted to be incurred pursuant to Sections 7.2(g), (j), (v) or (aa) of the ABL Credit Agreement, in each case, as such ABL Credit Agreement is in effect on the date hereof or as such ABL Credit Agreement may be amended from time to time in accordance with the terms thereof to permit a greater amount of principal to constitute Term Loan Priority Claims (in each case, other than Term Designated Banking Services Obligations, Term Designated Swap Obligations and Term Designated Additional Obligations), plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such Obligations or otherwise in respect of, or arising under, the Term Loan Agreement, any Term Additional Agreements or the Term Loan Documents related thereto or any of them, including all fees and expenses of the Term Loan Agents thereunder and (ii) the principal amount of a Term Loan DIP Financing plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such Term Loan DIP Financing and to the extent incurred in accordance with the terms hereof and so long as the Designated Term Loan Agent and the Term Loan Lenders do not object to or support an objection to such Term Loan DIP Financing to the extent they are permitted to so object hereunder,

(b)           the principal amount of all indebtedness incurred under the Term Designated Swap Obligations (calculated, at any given date, as the maximum aggregate amount, giving effect to any netting agreements, that would be required to be paid if all Specified Hedge Agreements (as such term is defined in the Term Loan Agreement) underlying such Term Designated Swap Obligations were terminated as of such date), plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such Term Designated Swap Obligations or otherwise in respect of, or arising under the Term Loan Documents related thereto,

(c)           all Term Designated Banking Services Obligations plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such Term Designated Banking Services Obligations or otherwise in respect of, or arising under the Term Loan Documents related thereto, and

(d)           all Term Designated Additional Obligations plus any interest, fees, attorneys’ fees, costs, expenses and indemnities, in each case, payable on account of such Term Designated Additional Obligations or otherwise in respect of, or arising under the Term Loan Documents related thereto, including, in the case of each of clauses (a), (b), (c) and (d) above, all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Term Loan Document whether or not the claim for such interest or expense is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Term Loan Priority Proceeds” shall have the meaning set forth in the definition of Term Facility First Priority Collateral.

“Term Loan Recovery” shall have the meaning set forth in Section 6.4.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2         Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.  All capitalized terms not defined herein or by reference to another agreement shall have the meaning assigned to such term in the UCC.  The term “Instrument” shall have the meaning specified in Article 9 of the UCC.

Section 2.          Lien Priorities.

2.1          Subordination of Liens.  Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Lenders on the Common Collateral or of any Liens granted to any Term Loan Agent or the Term Loan Lenders on the Common Collateral, (ii) any provision of the UCC, any Bankruptcy Law, or other applicable law or the ABL Loan Documents or the Term Loan Documents, (iii) whether the ABL Agent or any Term Loan Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and each applicable ABL Lender, and each Term Loan Agent, each on behalf of itself and each applicable Term Loan Lender, hereby agrees that:

(a)           any Lien on the ABL Facility First Priority Collateral securing any ABL Priority Claims now or hereafter held by or on behalf of the ABL Agent or any ABL Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the ABL Facility First Priority Collateral securing any Term Loan Claims,

(b)           any Lien on the ABL Facility First Priority Collateral securing any Term Loan Claims now or hereafter held by or on behalf of any Term Loan Agent or any Term Loan Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the ABL Facility First Priority Collateral securing any ABL Priority Claims,

(c)           any Lien on the Term Facility First Priority Collateral securing any Term Loan Priority Claims now or hereafter held by or on behalf of any Term Loan Agent or any Term Loan Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Term Facility First Priority Collateral securing any ABL Claims,

(d)           any Lien on the Term Facility First Priority Collateral securing any ABL Claims now or hereafter held by or on behalf of the ABL Agent or any ABL Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Facility First Priority Collateral securing any Term Loan Priority Claims,

(e)           any Lien on the ABL Facility First Priority Collateral securing any ABL Other Claims now or hereafter held by or on behalf of the ABL Agent or any ABL Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the ABL Facility First Priority Collateral securing any Term Loan Other Claims,

(f)           any Lien on the ABL Facility First Priority Collateral securing any Term Loan Other Claims now or hereafter held by or on behalf of any Term Loan Agent or any Term Loan Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the ABL Facility First Priority Collateral securing any ABL Other Claims,

(g)          any Lien on the Term Facility First Priority Collateral securing any Term Loan Other Claims now or hereafter held by or on behalf of any Term Loan Agent or any Term Loan Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Term Facility First Priority Collateral securing any ABL Other Claims,

(h)           any Lien on the Term Facility First Priority Collateral securing any ABL Other Claims now or hereafter held by or on behalf of the ABL Agent or any ABL Lender or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Facility First Priority Collateral securing any Term Loan Other Claims,

(i)            any Lien on ABL Facility First Priority Collateral securing ABL Other Claims shall be junior to the Liens on ABL Facility First Priority Collateral securing Term Loan Priority Claims and any Lien on ABL Facility First Priority Collateral securing Term Loan Priority Claims shall be senior to the Liens on ABL Facility First Priority Collateral securing ABL Other Claims, and

(j)            any Lien on Term Facility First Priority Collateral securing Term Loan Other Claims shall be junior to the Liens on Term Facility First Priority Collateral securing ABL Priority Claims and any Lien on Term Facility First Priority Collateral securing ABL Priority Claims shall be senior to the Liens on Term Facility First Priority Collateral securing Term Loan Other Claims.

All Liens on the ABL Facility First Priority Collateral securing any ABL Priority Claims shall be and remain senior in all respects and prior to all Liens on the ABL Facility First Priority Collateral securing any Term Loan Claims for all purposes, whether or not such Liens securing any ABL Priority Claims are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person, and all Liens on the Term Facility First Priority Collateral securing any Term Loan Priority Claims shall be and remain senior in all respects and prior to all Liens on the Term Facility First Priority Collateral securing any ABL Claims for all purposes, whether or not such Liens securing any Term Loan Claims are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person.

2.2          Prohibition on Contesting Liens.  The ABL Agent, for itself and on behalf of each ABL Lender, and each Term Loan Agent, each for itself and on behalf of each applicable Term Loan Lender, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any ABL Claims held (or purported to be held) by or on behalf of the ABL Agent or any ABL Lender or any agent or trustee therefor in any Common Collateral or (b) a Lien securing any Term Loan Claims held (or purported to be held) by or on behalf of any Term Loan Agent or any Term Loan Lender in any Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed (x) to prevent or impair the rights of the ABL Agent or any ABL Lender to enforce this Agreement (including the priority of the Liens securing the ABL Claims as provided in Section 2.1 with respect to any ABL Facility First Priority Collateral) or any of the ABL Loan Documents or (y) to prevent or impair the rights of any Term Loan Agent or any Term Loan Lender to enforce this Agreement (including the priority of the Liens securing the Term Loan Claims as provided in Section 2.1 with respect to any Term Facility First Priority Collateral) or any of the Term Loan Documents.

2.3          No New Liens.

(a)           So long as the Discharge of ABL Priority Claims has not occurred, each Term Loan Agent agrees, for itself and on behalf of each applicable Term Loan Lender, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Borrower or any other Grantor securing any Term Loan Claims that are not also subject to the Lien in respect of the ABL Claims under the ABL Loan Documents except to the extent otherwise specifically permitted by the applicable ABL Loan Documents.  If any Term Loan Agent or any Term Loan Lender shall (nonetheless and in breach hereof) acquire or hold any Lien on any collateral of a Grantor that is not also subject to the Lien in respect of the ABL Claims under the ABL Loan Documents, then such Term Loan Agent shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the ABL Agent as security for the ABL Claims (subject to the Lien priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien and in any event any amount received or distributed on account of such Liens shall be subject to Section 4.2 or 4.3 hereof, as applicable..

(b)           So long as the Discharge of Term Priority Claims has not occurred, the ABL Agent agrees, for itself and on behalf of each ABL Lender, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Borrower or any other Grantor securing any ABL Claims that are not also subject to the Lien in respect of the Term Loan Claims under the Term Loan Documents except to the extent otherwise specifically permitted by the applicable Term Loan Documents.  If the ABL Agent or any ABL Lender shall (nonetheless and in breach hereof) acquire or hold any Lien on any collateral of a Grantor that is not also subject to the Liens in respect of the Term Loan Claims under the Term Loan Documents, then the ABL Agent shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of each Term Loan Agent as security for the Term Loan Claims (subject to the Lien priority and other terms hereof) and shall promptly notify the Designated Term Loan Agent in writing of the existence of such Lien and in any event any amounts received or distributed on account of such Liens shall be subject to Section 4.2 or 4.3 hereof, as applicable.

(c)           Notwithstanding anything in this Agreement to the contrary, (i) cash and Cash Equivalents (as defined in the ABL Credit Agreement) may be pledged to secure ABL Claims consisting of reimbursement obligations in respect of letters of credit in connection with any Cash Collateralization (as defined in the ABL Credit Agreement) thereof without granting a Lien thereon to secure any Term Loan Claims and (ii) cash and Cash Equivalents (as defined in the applicable Term Loan Agreement or Term Additional Agreement) may be pledged to secure Term Loan Claims consisting of reimbursement obligations in respect of letters of credit in connection with any Cash Collateralization (as defined in the applicable Term Loan Agreement or Term Additional Agreement) thereof without granting a Lien thereon to secure any ABL Claims.

2.4          Perfection of Liens.  With respect to any portion of the Common Collateral, neither the First Priority Agent nor the First Priority Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Priority Agent and the Second Priority Lenders.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Lenders and the Term Loan Lenders and shall not impose on the ABL Agent, any Term Loan Agent, the ABL Lenders or the Term Loan Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5          Waiver of Marshalling.

(a)           Until the Discharge of ABL Priority Claims, each Term Loan Agent, on behalf of itself and the applicable Term Loan Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Facility First Priority Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the ABL Facility First Priority Collateral.

(b)           Until the Discharge of Term Priority Claims, the ABL Agent, on behalf of itself and the ABL Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Facility First Priority Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the Term Facility First Priority Collateral.

Section 3.          Enforcement.

3.1          Exercise of Remedies.

(a)           So long as the Discharge of ABL Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor,

(i)            neither any Term Loan Agent nor any Term Loan Lender will (x) Exercise Any Secured Creditor Remedies or seek to Exercise Any Secured Creditor Remedies with respect to any ABL Facility First Priority Collateral, (y) contest, protest or object to any Exercise of Any Secured Creditor Remedies with respect to the ABL Facility First Priority Collateral by the ABL Agent or any ABL Lender in respect of the ABL Priority Claims, the exercise of any right by the ABL Agent or any ABL Lender (or any agent or sub-agent on their behalf) in respect of the ABL Priority Claims under any lockbox agreement, control agreement or similar agreement or arrangement to which any Term Loan Agent or any Term Loan Lender either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the ABL Facility First Priority Collateral under the ABL Loan Documents or otherwise in respect of ABL Priority Claims, or (z) object to the forbearance by the ABL Lenders from bringing or pursuing any Exercise of Any Secured Creditor Remedies relating to the ABL Facility First Priority Collateral in respect of ABL Priority Claims, and

(ii)           except as otherwise provided herein, the ABL Agent and the ABL Lenders shall have the exclusive right to Exercise Any Secured Creditor Remedies (including setoff and the right to credit bid their debt) and in connection therewith make determinations regarding the release, disposition or restrictions with respect to the ABL Facility First Priority Collateral without any consultation with or the consent of any Term Loan Agent or any Term Loan Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any Term Loan Agent may (1) file a proof of claim or statement of interest with respect to the applicable Term Loan Claims, (2) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Lenders, including any claims secured by the ABL Facility First Priority Collateral, if any, in each case, in accordance with the terms of this Agreement and (3) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement; provided, that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan or reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by any Term Loan Lender may be inconsistent with the provisions of this Agreement and (B) any Term Loan Agent may take any action (not adverse to the prior Liens on the ABL Facility First Priority Collateral securing the ABL Priority Claims, or the rights of the ABL Agent or the ABL Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the ABL Facility First Priority Collateral.

In exercising rights and remedies with respect to the ABL Facility First Priority Collateral, the ABL Agent and the ABL Lenders may enforce the provisions of the ABL Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Facility First Priority Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)           So long as the Discharge of Term Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor,

(i)            neither the ABL Agent nor any ABL Lender will (x) Exercise Any Secured Creditor Remedies or seek to Exercise Any Secured Creditor Remedies with respect to any Term Facility First Priority Collateral, (y) contest, protest or object to any Exercise of Any Secured Creditor Remedies with respect to the Term Facility First Priority Collateral by any Term Loan Agent or any Term Loan Lender in respect of the Term Loan Priority Claims, the exercise of any right by any Term Loan Agent or any Term Loan Lender (or any agent or sub-agent on their behalf) in respect of the Term Loan Priority Claims under any control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the ABL Agent or any ABL Lender either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Term Facility First Priority Collateral under the Term Loan Documents or otherwise in respect of Term Loan Priority Claims, or (z) object to the forbearance by the Term Loan Lenders from bringing or pursuing any Exercise of Any Secured Creditor Remedies relating to the Term Facility First Priority Collateral in respect of Term Loan Priority Claims, and

(ii)           except as otherwise provided herein, each Term Loan Agent and the Term Loan Lenders shall have the exclusive right to Exercise Any Secured Creditor Remedies (including setoff and the right to credit bid their debt) and in connection therewith make determinations regarding the release, disposition or restrictions with respect to the Term Facility First Priority Collateral without any consultation with or the consent of the ABL Agent or any ABL Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, the ABL Agent may (1) file a proof of claim or statement of interest with respect to the applicable ABL Claims, (2) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the ABL Lenders, including any claims secured by the Term Facility First Priority Collateral, if any, in each case, in accordance with the terms of this Agreement and (3) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement; provided, that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan or reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by any ABL Lender may be inconsistent with the provisions of this Agreement and (B) the ABL Agent may take any action (not adverse to the prior Liens on the Term Facility First Priority Collateral securing the Term Loan Priority Claims, or the rights of the Term Loan Agents or the Term Loan Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Term Facility First Priority Collateral.

In exercising rights and remedies with respect to the Term Facility First Priority Collateral, the Term Loan Agents and the Term Loan Lenders may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Term Facility First Priority Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)           So long as the Discharge of ABL Priority Claims has not occurred, each Term Loan Agent, each on behalf of itself and each applicable Term Loan Lender, agrees that it will not take or receive any ABL Facility First Priority Collateral or any proceeds of ABL Facility First Priority Collateral in connection with the Exercise of Any Secured Creditor Remedies (including setoff or recoupment) with respect to any ABL Facility First Priority Collateral.  Without limiting the generality of the foregoing, unless and until the Discharge of ABL Priority Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Term Loan Agents and the Term Loan Lenders with respect to the ABL Facility First Priority Collateral is to hold a Lien on the ABL Facility First Priority Collateral pursuant to the Term Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of ABL Priority Claims has occurred.  So long as the Discharge of Term Priority Claims has not occurred, the ABL Agent, on behalf of itself and each ABL Lender, agrees that it will not take or receive any Term Facility First Priority Collateral or any proceeds of Term Facility First Priority Collateral in connection with the Exercise of Any Secured Creditor Remedies (including setoff or recoupment) with respect to any Term Facility First Priority Collateral.  Without limiting the generality of the foregoing, unless and until the Discharge of Term Priority Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(b), the sole right of the ABL Agent and the ABL Lenders with respect to the Term Facility First Priority Collateral is to hold a Lien on the Term Facility First Priority Collateral pursuant to the ABL Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Term Priority Claims has occurred.

(d)          Subject to the proviso in clause (ii) of Section 3.1(a) above, (i) each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, agrees that each Term Loan Agent and the Term Loan Lenders will not take any action that would hinder any Exercise of Any Secured Creditor Remedies undertaken by the ABL Agent or the ABL Lenders with respect to the ABL Facility First Priority Collateral under the ABL Loan Documents, including any sale, lease, exchange, transfer or other disposition of the ABL Facility First Priority Collateral, whether by foreclosure or otherwise, and (ii) each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, hereby waives any and all rights it or any such Term Loan Lender may have as a junior lien creditor or otherwise to object to the manner in which the ABL Agent or the ABL Lenders seek to enforce or collect the ABL Priority Claims with respect to the ABL Facility First Priority Collateral or the Liens granted in any of the ABL Facility First Priority Collateral, regardless of whether any action or failure to act by or on behalf of the ABL Agent or the ABL Lenders is adverse to the interests of the Term Loan Lenders.  Subject to the proviso in clause (ii) of Section 3.1(b) above, (i) the ABL Agent, for itself and on behalf of each ABL Lender, agrees that the ABL Agent and the ABL Lenders will not take any action that would hinder any Exercise of Any Secured Creditor Remedies undertaken by any Term Loan Agent or the Term Loan Lenders with respect to the Term Facility First Priority Collateral under the Term Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Term Facility First Priority Collateral, whether by foreclosure or otherwise, and (ii) the ABL Agent, for itself and on behalf of each ABL Lender, hereby waives any and all rights it or any ABL Lender may have as a junior lien creditor or otherwise to object to the manner in which any Term Loan Agent or the Term Loan Lenders seek to enforce or collect the Term Loan Priority Claims with respect to the Term Facility First Priority Collateral or the Liens granted in any of the Term Facility First Priority Collateral, regardless of whether any action or failure to act by or on behalf of any Term Loan Agent or the Term Loan Lenders is adverse to the interests of the Term Loan Lenders.

(e)           Each Term Loan Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Term Loan Document shall be deemed to restrict in any way the rights and remedies of the ABL Agent or the ABL Lenders with respect to the ABL Facility First Priority Collateral as set forth in this Agreement and the ABL Loan Documents.  The ABL Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any ABL Loan Document shall be deemed to restrict in any way the rights and remedies of the Term Loan Agents or the Term Loan Lenders with respect to the Term Facility First Priority Collateral as set forth in this Agreement and the Term Loan Documents.

3.2          Cooperation.

(a)           Subject to the proviso in clause (ii) of Section 3.1(a), each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that, unless and until the Discharge of ABL Priority Claims has occurred, it will not commence, or join with any Person (other than the ABL Lenders and the ABL Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the ABL Facility First Priority Collateral under any of the Term Loan Documents or otherwise in respect of the Term Loan Claims relating to the ABL Facility First Priority Collateral.

(b)          Subject to the proviso in clause (ii) of Section 3.1(b), the ABL Agent, on behalf of itself and each ABL Lender, agrees that, unless and until the Discharge of Term Priority Claims has occurred, it will not commence, or join with any Person (other than the Term Loan Lenders and the Designated Term Loan Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Term Facility First Priority Collateral under any of the ABL Loan Documents or otherwise in respect of the ABL Claims relating to the Term Facility First Priority Collateral.

3.3          Actions Upon Breach.

(a)           If any Term Loan Lender, in contravention of the terms of this Agreement, in any way takes or attempts or threatens to take any action with respect to the ABL Facility First Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), this Agreement shall create an irrebuttable presumption and admission by such Term Loan Lender that relief against such Term Loan Lender by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the ABL Lenders, it being understood and agreed by each Term Loan Agent, on behalf of each applicable Term Loan Lender that (i) the ABL Lenders’ damages from its actions may at that time be difficult to ascertain and may be irreparable and (ii) each Term Loan Lender waives any defense that the Grantors and/or the ABL Lenders cannot demonstrate damage and/or be made whole by the awarding of damages.

(b)           If any ABL Lender, in contravention of the terms of this Agreement, in any way takes or attempts or threatens to take any action with respect to the Term Facility First Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), this Agreement shall create an irrebuttable presumption and admission by such ABL Lender that relief against such ABL Lender by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Term Loan Lenders, it being understood and agreed by the ABL Agent on behalf of each ABL Lender that (i) the Term Loan Lenders’ damages from its actions may at that time be difficult to ascertain and may be irreparable and (ii) each ABL Lender waives any defense that the Grantors and/or the Term Loan Lenders cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 4.          Payments.

4.1          Revolving Nature of Claims.

(a)           Each Term Loan Agent, for and on behalf of itself and each applicable Term Loan Lender, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Common Collateral in connection with a permitted disposition under the ABL Credit Agreement shall constitute the exercise of remedies prohibited under this Agreement; (ii) subject to the limitations set forth herein, the amount of the ABL Priority Claims that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent not in contravention of this Agreement may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Priority Claims at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Any Secured Creditor Remedies with respect to any of the Common Collateral (other than, prior to the acceleration of any of the Term Loan Priority Claims, the exercise of its rights during a Full Cash Dominion Period), all amounts received by the ABL Agent or any ABL Lender in respect of any ABL Claims shall be applied as specified in this Section 4.

(b)           The ABL Agent, for and on behalf of itself and each ABL Lender, expressly acknowledges and agrees that (i) the Term Loan Documents may include revolving commitments that in the ordinary course of business the Term Loan Agents and the Term Loan Lenders may apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by any Term Loan Agent upon any portion of the Common Collateral in connection with a permitted disposition under the Term Loan Documents shall constitute the exercise of remedies prohibited by this Agreement; (ii) subject to the limitations set forth herein, the amount of the Term Loan Priority Claims that may be outstanding at any time or from time may be increased or reduced and subsequently reborrowed; and (iii) all Payment Collateral or Cash Collateral received by any Term Loan Agent not in contravention of this Agreement may be applied, reversed, reapplied, credited or reborrowed, in whole or in part, to the Term Loan Priority Claims; provided, however, that from and after the date on which any Term Loan Agent (or any Term Loan Lender) commences the Exercise of Any Secured Creditor Remedies with respect to any of the Common Collateral, all amounts received by any Term Loan Agent or any Term Loan Lender in respect of any Term Loan Claims shall be applied as specified in this Section 4.

(c)           The Lien priority set forth in this Agreement shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Priority Claims, the ABL Other Claims, the Term Loan Priority Claims or the Term Loan Other Claims, or any portion thereof.

4.2          Application of Proceeds of ABL Facility First Priority Collateral.  The ABL Agent, on behalf of itself and each ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, hereby agrees that the ABL Facility First Priority Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such ABL Facility First Priority Collateral upon the Exercise of Any Secured Creditor Remedies, shall be applied:

first, to the payment of the ABL Priority Claims in accordance with the ABL Loan Documents,

second, to the payment of the Term Loan Priority Claims in accordance with the Term Loan Documents and, if there are any Term Loan Additional Agreements, pro rata among the Term Loan Priority Claims outstanding under the Term Loan Agreement and such Term Loan Additional Agreements, respectively, unless otherwise provided in any Term Loan Intercreditor Agreement, third, to the payment of ABL Other Claims in accordance with the ABL Loan Documents,

fourth, to the payment of Term Loan Other Claims in accordance with the Term Loan Documents and, if there are any Term Loan Additional Agreements, pro rata among the Term Loan Other Claims outstanding under the Term Loan Agreement and such Term Loan Additional Agreements, respectively, unless otherwise provided in any Term Loan Intercreditor Agreement, and fifth, the balance, if any, to the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4.3          Application of Proceeds of Term Facility First Priority Collateral.  The ABL Agent, on behalf of itself and each ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, hereby agree that the Tem Loan Priority Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Term Facility First Priority Collateral upon the Exercise of Any Secured Creditor Remedies, shall be applied:

first, to the payment of the Term Loan Priority Claims in accordance with the Term Loan Documents and, if there are any Term Loan Additional Agreements, pro rata among the Term Loan Priority Claims outstanding under the Term Loan Agreement and such Term Loan Additional Agreements, respectively, unless otherwise provided in any Term Loan Intercreditor Agreement, second, to the payment of the ABL Priority Claims in accordance with the ABL Loan Documents,

third, to the payment of Term Loan Other Claims in accordance with the Term Loan Documents and, if there are any Term Loan Additional Agreements, pro rata among the Term Loan Other Claims outstanding under the Term Loan Agreement and such Term Loan Additional Agreements, respectively, unless otherwise provided in any Term Loan Intercreditor Agreement, fourth, to the payment of ABL Other Claims in accordance with the ABL Loan Documents, and fifth, the balance, if any, to the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4.4          Payments Over.

(a)           Any ABL Facility First Priority Collateral or proceeds thereof received by any Term Loan Agent or any Term Loan Lender in connection with the Exercise of Any Secured Creditor Remedies (including setoff or recoupment) relating to the ABL Facility First Priority Collateral prior to the Discharge of ABL Priority Claims shall be segregated and held in trust for the benefit of and forthwith paid over to the ABL Agent (and/or its designees) for the benefit of the ABL Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The ABL Agent is hereby authorized to make any such endorsements as agent for the Term Loan Agents or any such Term Loan Lender.  This authorization is coupled with an interest and is irrevocable.

(b)           Any Term Facility First Priority Collateral or proceeds thereof received by the ABL Agent or any ABL Lender in connection with the Exercise of Any Secured Creditor Remedies (including setoff or recoupment) relating to the Term Facility First Priority Collateral prior to the Discharge of Term Priority Claims shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Term Loan Agent (and/or its designees) for the benefit of the Term Loan Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Designated Term Loan Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such ABL Lender.  This authorization is coupled with an interest and is irrevocable.

(c)           Promptly upon the Discharge of ABL Priority Claims, the ABL Agent shall deliver written notice confirming the same to the Designated Term Loan Agent; provided that the failure to give any such notice shall not result in any liability of the ABL Agent or the ABL Lenders or in the modification, alteration, impairment or waiver of the rights of any party hereunder.  Promptly upon the Discharge of Term Priority Claims, the Designated Term Loan Agent shall deliver written notice confirming the same to the ABL Agent; provided that the failure to give any such notice shall not result in any liability of any Term Loan Agent or the Term Loan Lenders or in the modification, alteration, impairment or waiver of the rights of any party hereunder.

4.5          Common Collateral.  Notwithstanding anything contained in this Agreement to the contrary, in the event of any disposition or series of related dispositions in connection with the Exercise of Any Secured Creditor Remedies that includes (i) Capital Stock issued by a Grantor that has an interest in any ABL Facility First Priority Collateral or (ii) a combination of both ABL Facility First Priority Collateral and Term Facility First Priority Collateral, then solely for purposes of this Agreement, unless otherwise agreed by the ABL Agent and the Designated Term Loan Agent, the proceeds of any such disposition shall be allocated to the ABL Facility First Priority Collateral in an amount equal to the sum of (A) the book value determined in accordance with GAAP of any ABL Facility First Priority Collateral consisting of Accounts or Inventory that are the subject of such disposition (or, in the case of a disposition of Capital Stock issued by a Grantor, any ABL Facility First Priority Collateral consisting of Accounts in which such Grantor has an interest), determined as of the date of such disposition, and (B) the fair market value of all other ABL Facility First Priority Collateral that is the subject of such disposition (or, in the case of a disposition of Capital Stock issued by a Grantor, any other ABL Facility First Priority Collateral in which such Grantor has an interest), determined as of the date of such disposition.

Section 5.          Other Agreements.

5.1          Releases.

(a)           If, at any time any Grantor or the holder of any ABL Priority Claim delivers notice to the Designated Term Loan Agent that any specified ABL Facility First Priority Collateral is sold, transferred or otherwise disposed of (including for such purpose, in the case of the sale of Capital Stock of any Subsidiary, any ABL Facility First Priority Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof):

(i)            by the owner of such ABL Facility First Priority Collateral (or the owner of such Capital Stock, as applicable) in a transaction permitted under the ABL Credit Agreement, the Term Loan Agreement and each other ABL Loan Document and Term Loan Document; or

(ii)           during the existence of any Event of Default under (and as defined in) the ABL Credit Agreement to the extent the ABL Agent has consented to such sale, transfer or disposition including pursuant to any Exercise of Secured Creditor Rights by the ABL Agent;

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Term Loan Lenders upon such ABL Facility First Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such ABL Facility First Priority Collateral securing ABL Priority Claims are released and discharged.  Upon delivery to the Designated Term Loan Agent of a notice from the ABL Agent stating that any release of Liens securing or supporting the ABL Priority Claims on any ABL Facility First Priority Collateral has become effective (or shall become effective upon the Designated Term Loan Agent’s release), the Designated Term Loan Agent and, if applicable, any other Term Loan Agent, each on behalf of itself and each applicable Term Loan Lender, will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms at the expense of the Borrower.

Each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, hereby irrevocably constitutes and appoints the ABL Agent and any officer or agent of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Term Loan Agent or such Term Loan Lender or in the ABL Agent’s own name, from time to time in the ABL Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1(a), including any termination statements, endorsements or other instruments of transfer or release.

(b)           If, at any time any Grantor or the holder of any Term Loan Priority Claim delivers notice to the ABL Agent that any specified Term Facility First Priority Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) (including for such purpose, in the case of the sale of Capital Stock of any Subsidiary, any Term Facility First Priority Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is sold, transferred or otherwise disposed of:

(i)            by the owner of such Term Facility First Priority Collateral (or the owner of such Capital Stock, as applicable) in a transaction permitted under the Term Loan Agreement, the ABL Credit Agreement and each other Term Loan Document and ABL Loan Document; or

(ii)           during the existence of any Event of Default under (and as defined in) the Term Loan Agreement (or the applicable Term Additional Agreement) to the extent the Designated Term Loan Agent has consented to such sale, transfer or disposition including pursuant to any Exercise of Secured Creditor Rights by the Designated Term Loan Agent;

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the ABL Lenders upon such Term Facility First Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Term Facility First Priority Collateral securing Term Loan Priority Claims are released and discharged.  Upon delivery to the ABL Agent of a notice from the Designated Term Loan Agent stating that any release of Liens securing or supporting the Term Loan Priority Claims on any Term Facility First Priority Collateral has become effective (or shall become effective upon the ABL Agent’s release), the ABL Agent will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms at the expense of the Borrower.  In the case of the sale of all or substantially all of the capital stock of a Grantor or any of its Subsidiaries, the guarantee in favor of the ABL Lenders, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of Term Loan Claims is released and discharged.

The ABL Agent, for itself and on behalf of each applicable ABL Lender, hereby irrevocably constitutes and appoints the Designated Term Loan Agent and any officer or agent of the Designated Term Loan Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the ABL Agent or such ABL Lender or in the Designated Term Loan Agent’s own name, from time to time in the Designated Term Loan Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(b), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1(b), including any termination statements, endorsements or other instruments of transfer or release.

(c)           Unless and until the Discharge of ABL Priority Claims has occurred, each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, hereby consents to the application, whether prior to or after a default, of proceeds of ABL Facility First Priority Collateral to the repayment of ABL Priority Claims pursuant to the ABL Loan Documents; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of any Term Loan Agent or the Term Loan Lenders to receive proceeds in connection with the Term Loan Claims not otherwise in contravention of this Agreement.

(d)           Unless and until the Discharge of Term Priority Claims has occurred, the ABL Agent, for itself and on behalf of each ABL Lender, hereby consents to the application, whether prior to or after a default, of proceeds of Term Facility First Priority Collateral to the repayment of Term Loan Priority Claims pursuant to the Term Loan Documents; provided that nothing in this Section 5.1(d) shall be construed to prevent or impair the rights of the ABL Agent or the ABL Lenders to receive proceeds in connection with the ABL Claims not otherwise in contravention of this Agreement.

5.2          Insurance.

(a)           Proceeds of Common Collateral include insurance proceeds and, therefore, the Lien priority set forth in this Agreement shall govern the ultimate disposition of insurance proceeds.

(b)           Unless and until the Discharge of ABL Priority Claims has occurred, the ABL Agent and the ABL Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the ABL Loan Documents, to adjust settlement for any insurance policy covering the ABL Facility First Priority Collateral (including, for the avoidance of doubt, any business interruption insurance) in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL Facility First Priority Collateral.  Unless and until the Discharge of ABL Priority Claims has occurred, subject to the rights of the Grantors under the ABL Loan Documents, all proceeds of any such policy and any such award if in respect of the ABL Facility First Priority Collateral shall be paid in accordance with the terms of Section 4.2.  If any Term Loan Agent or any Term Loan Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the ABL Agent in accordance with the terms of Section 4.4.

(c)           Unless and until the Discharge of Term Priority Claims has occurred, the Term Loan Agents and the Term Loan Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Term Loan Documents, to adjust settlement for any insurance policy covering the Term Facility First Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Term Facility First Priority Collateral.  Unless and until the Discharge of Term Priority Claims has occurred, subject to the rights of the Grantors under the Term Loan Documents, all proceeds of any such policy and any such award if in respect of the Term Facility First Priority Collateral shall be paid in accordance with the terms of Section 4.3.  If the ABL Agent or any ABL Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Term Loan Agent in accordance with the terms of Section 4.4.

(d)           To the extent any insured loss covers or constitutes both ABL Facility First Priority Collateral and Term Facility First Priority Collateral, then the ABL Agent and the Designated Term Loan Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the relevant Grantors under the ABL Documents and the Term Loan Documents) under the relevant insurance policy, with the proceeds thereof being applied (subject to the rights of the relevant Grantors under the ABL Documents and the Term Loan Documents) in accordance with the provisions of Section 4.2 or 4.3 of this Agreement, as applicable.

5.3          Amendments to ABL Loan Documents and Term Loan Documents.

(a)           Each Term Loan Agent, on behalf of itself and the applicable Term Loan Lenders, hereby agrees that, without affecting the obligations of the Term Loan Agents and the Term Loan Lenders hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to any Term Loan Agent or any Term Loan Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any Term Loan Agent or any Term Loan Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Loan Documents in any manner whatsoever, including, to:

(i)           change the manner, place, time, or terms of payment or renew or alter or increase, all or any of the Obligations under the ABL Loan Documents or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Obligations under the ABL Loan Documents or any of the ABL Loan Documents;

(ii)           retain or, subject to Section 2.3, obtain a Lien on any property of any Person to secure any of the ABL Claims, and in connection therewith to enter into any additional ABL Loan Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Claims;

(iv)         subject to Section 5.1, release its Lien on any Common Collateral or other property;

(v)          exercise or refrain from exercising any rights against the Borrower, any Grantor, or any other Person;

(vi)          retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Claims; and

(vii)        otherwise manage and supervise the ABL Claims as the ABL Agent shall deem appropriate.

(b)           The ABL Agent, on behalf of itself and the ABL Lenders, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Lenders hereunder, the Term Loan Agents and the Term Loan Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Loan Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Obligations under the Term Loan Documents or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Obligations under the Term Loan Documents or any of the Term Loan Documents;

(ii)           retain or, subject to Section 2.3, obtain a Lien on any property of any Person to secure any of the Term Loan Claims, and in connection therewith to enter into any additional Term Loan Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Loan Claims;

(iv)         subject to Section 5.1, release its Lien on any Common Collateral or other property;

(v)          exercise or refrain from exercising any rights against the Borrower, any Grantor, or any other Person;

(vi)          retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Loan Claims; and

(vii)        otherwise manage and supervise the Term Loan Claims as the applicable Term Loan Agent shall deem appropriate.

(c)           The ABL Claims and the Term Loan Claims may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing or replacement transaction under the ABL Credit Agreement, the Term Loan Agreement or any Term Additional Agreement) of the ABL Agent, the ABL Lenders, any Term Loan Agent or the Term Loan Lenders, as the case may be, all without affecting the Lien priorities provided for herein or the other provisions hereof, provided, however, that, if so designated by the Borrower as an “ABL Credit Agreement” or “Term Loan Agreement” or “Term Additional Agreement”, as the case may be, the holders of such refinancing or replacement indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments, replacements or supplements to this Agreement) as the ABL Agent (in the case of a refinancing or replacement transaction relating to the Term Loan Claims) or the Designated Term Loan Agent (and, for the avoidance of doubt, not any other Term Loan Agent) (in the case of a refinancing or replacement transaction relating to the ABL Claims), shall reasonably request and in form and substance reasonably acceptable to the ABL Agent (in the case of a refinancing or replacement transaction relating to the Term Loan Claims) or the Designated Term Loan Agent (and, for the avoidance of doubt, not any other Term Loan Agent) (in the case of a refinancing or replacement transaction relating to the ABL Claims), and any such refinancing or replacement transaction shall be in accordance with any applicable provisions of both the ABL Loan Documents (unless waived thereunder) and the Term Loan Documents (unless waived thereunder).  Following any refinancing or replacement transaction relating to the Term Loan Claims (i) the Term Loan Agreement or the Term Additional Agreement, as applicable, shall be any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of such refinancing or replacement indebtedness and identified as such in such agreement and (ii) the Initial Term Loan Agent or Other Term Loan Agent, as applicable, shall be the Person identified as such in such agreement.  Following any refinancing or replacement transaction relating to the ABL Claims (i) the ABL Credit Agreement shall be any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of such refinancing or replacement indebtedness and identified as such in such agreement and (ii) the ABL Agent shall be the Person identified as such in such agreement.

(d)           In the event that the ABL Agent or the ABL Lenders enter into any amendment, waiver or consent in respect of or replace any of the ABL Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Collateral Document or changing in any manner the rights of the ABL Agent, the ABL Lenders, the Borrower or any other Grantor thereunder in respect of the ABL Facility First Priority Collateral, then such amendment, waiver or consent (other than those effecting any release of any Liens in ABL Facility First Priority Collateral except as provided in Section 5.1) shall apply automatically to any comparable provision of each comparable Term Loan Collateral Document (but solely as to ABL Facility First Priority Collateral) without the consent of any Term Loan Agent or any Term Loan Lender and without any action by the Term Loan Lenders, the Borrower or any other Grantor; provided that such amendment, waiver or consent does not materially adversely affect the rights of the Term Loan Lenders or the interests of the Term Loan Lenders in the ABL Facility First Priority Collateral unless the rights and interests of the ABL Lenders are affected in a like and similar manner (without regard to the fact that the Lien of such ABL Collateral Document is senior to the Lien of the comparable Term Loan Collateral Document).  The ABL Agent shall give written notice of such amendment, waiver or consent to the Designated Term Loan Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Term Collateral Document as set forth in this Section 5.3(d).

(e)           In the event that any Term Loan Agent or the Term Loan Lenders enter into any amendment, waiver or consent in respect of or replace any of the Term Loan Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Collateral Document or changing in any manner the rights of any Term Loan Agent, the Term Loan Lenders, the Borrower or any other Grantor thereunder in respect of the Term Facility First Priority Collateral, then such amendment, waiver or consent (other than those effecting any release of any Liens in Term Facility First Priority Collateral except as provided in Section 5.1) shall apply automatically to any comparable provision of each comparable ABL Collateral Document (but solely as to Term Facility First Priority Collateral) without the consent of the ABL Agent or any ABL Lender and without any action by the ABL Lenders, the Borrower or any other Grantor; provided that such amendment, waiver or consent does not materially adversely affect the rights of the ABL Lenders or the interests of the ABL Lenders in the Term Facility First Priority Collateral unless the rights and interests of the Term Lenders are affected in a like and similar manner (without regard to the fact that the Lien of such Term Loan Collateral Document is senior to the Lien of the comparable ABL Collateral Document).  The Designated Term Loan Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 5.3(e).

(f)            The Borrower may designate additional agreements governing or evidencing Obligations of the Grantors that are to be secured with a Lien senior to the Lien on Term Facility First Priority Collateral securing the ABL Claims as a “Term Additional Agreement” pursuant to this Section 5.3(f) if (x) the incurrence of the obligations thereunder is not prohibited under any of the ABL Loan Documents or Term Loan Documents then in effect and (y) the Borrower shall have delivered a certificate of a Responsible Officer of the Borrower to the ABL Agent and each Term Loan Agent party hereto at such time setting forth the information and including any documentation required by Section 8.3(b).

5.4          Rights As Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Second Priority Agents and the Second Priority Lenders may exercise rights and remedies as an unsecured creditor against the Borrower or any Subsidiary that has guaranteed the Second Priority Claims in accordance with the terms of the applicable Second Priority Documents and applicable law, in each case to the extent not inconsistent with the provisions of this Agreement.  Nothing in this Agreement shall prohibit the receipt by any Second Priority Agent or any Second Priority Lender of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise by any Second Priority Agent or any Second Priority Lender of rights or remedies as a secured creditor in respect of the applicable portion of the Common Collateral or (b) enforcement in contravention of this Agreement of any Lien in respect of Second Priority Claims held by any of them.  In the event any Second Priority Agent or any Second Priority Lender becomes a judgment lien creditor or other secured creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing First Priority Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing First Priority Claims under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the ABL Agent or the ABL Lenders may have with respect to the ABL Facility First Priority Collateral, or any rights or remedies the Term Loan Agents or the Term Loan Lenders may have with respect to the Term Facility First Priority Collateral.

5.5          First Priority Agent as Gratuitous Bailee for Perfection.

(a)           The ABL Agent and each Term Loan Agent agrees to hold that part of the Common Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Common Collateral being the “Pledged Collateral”) as

(i)            in the case of the ABL Agent, the collateral agent for the ABL Lenders under the ABL Loan Documents for which such ABL Agent is acting as agent or, in the case of each Term Loan Agent, the collateral agent for the Term Lenders under the Term Loan Documents for which such Term Loan Agent is acting as agent and

(ii)           non-fiduciary, gratuitous bailee for the benefit of each other Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the ABL Loan Documents and the Term Loan Documents, respectively, subject to the terms and conditions of this Section 5.5.

Each Agent hereby appoints each other Agent as their non-fiduciary gratuitous bailee for the purposes of perfecting their security interest in all Pledged Collateral in which such other Agent has a perfected security interest under the UCC.  Solely with respect to any Deposit Accounts under the control of the ABL Agent, such ABL Agent agrees to also hold such control as gratuitous agent for the Term Loan Agents subject to the terms and conditions of this Section 5.5.  Solely with respect to any Deposit Accounts under the control of any Term Loan Agent, such Term Loan Agent agrees to also hold such control as gratuitous agent for the ABL Agent and each other Term Loan Agent subject to the terms and conditions of this Section 5.5.  The ABL Agent and each Term Loan Agent hereby accepts such appointments pursuant to this Section 5.5(a) and acknowledges and agrees that it shall hold the Pledged Collateral for the benefit of the other Lenders with respect to any Pledged Collateral and that any proceeds received by such Agent under any Pledged Collateral shall be applied in accordance with Section 4.

(b)          Except as otherwise specifically provided herein (including Sections 3.1 and 4), until the Discharge of ABL Priority Claims has occurred, the ABL Agent shall be entitled to deal with the Pledged Collateral constituting ABL Facility First Priority Collateral in accordance with the terms of the ABL Loan Documents as if the Liens under the Term Loan Collateral Documents did not exist.  The rights of the Term Loan Agents and the Term Loan Lenders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.  Except as otherwise specifically provided herein (including Sections 3.1 and 4), until the Discharge of Term Priority Claims has occurred, each Term Loan Agent shall be entitled to deal with the Pledged Collateral constituting Term Facility First Priority Collateral in accordance with the terms of the Term Loan Documents as if the Liens under the ABL Collateral Documents did not exist.  The rights of the ABL Agent and the ABL Lenders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(c)           Each Agent shall have no obligation whatsoever to any Lender or other Agents to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, to perfect the security interest of any other Agent or any other Lender or to protect or preserve rights or benefits of any Person or any rights pertaining to the applicable portion of the Common Collateral except as expressly set forth in this Section 5.5.  The duties or responsibilities of the ABL Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee (and with respect to Deposit Accounts under the ABL Agent’s control, gratuitous agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of ABL Priority Claims as provided in Section 5.5(e) below.  The duties or responsibilities of each Term Loan Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee (and with respect to Deposit Accounts under such Term Loan Agent’s control, gratuitous agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of Term Priority Claims as provided in Section 5.5(f) below.

(d)          None of the Agents shall have by reason of the ABL Collateral Documents or Term Loan Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the any other Agent or Lender represented by such other Agent.  Each Agent and the respective Lenders represented by it hereby waives and releases each other Agent and the respective Lenders represented by it from all claims and liabilities arising pursuant to such Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral.  It is understood and agreed that the interests of the ABL Agent and the ABL Lenders, on the one hand, and the Term Loan Agents and the Term Loan Lenders on the other hand, may differ and the ABL Agent and each Term Loan Agent and each of the ABL Lenders and Term Loan Lenders shall be fully entitled to act in their own interest without taking into account the interests of any other Agents or Lenders represented by such other Agent.

(e)           Upon the Discharge of ABL Priority Claims, such ABL Agent shall deliver or retain, as set forth below, the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representations or warranties) in the following order:

first, if a Discharge of the Term Priority Claims has not already occurred, the ABL Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representations or warranties) to the Designated Term Loan Agent until a Discharge of Term Priority Claims has occurred, second, if a Discharge of Term Priority Claims has occurred and there are any ABL Other Claims (other than indemnification and contingent obligations for which no claim has been made), the ABL Agent shall retain the remaining Pledge Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representations or warranties) for application to any ABL Other Claims until no ABL Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made), third, if a Discharge of Term Priority Claims has occurred, no ABL Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made) and there are any Term Loan Other Claims (other than indemnification and contingent obligations for which no claim has been made), the ABL Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representations or warranties) to the Designated Term Loan Agent for application to any Term Loan Other Claims until no Term Loan Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made), and fourth, to the extent both a Discharge of ABL Priority Claims and Discharge of Term Priority Term Loan Claims has occurred and no ABL Other Claims or Term Loan Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made), the ABL Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representations or warranties) to the Borrower or as a court of competent jurisdiction may otherwise direct.

Upon such Discharge of ABL Priority Claims, the ABL Agent further agrees to take all other action reasonably requested by the Designated Term Loan Agent at the expense of the Designated Term Loan Agent or the Borrower in connection with each Term Loan Agent obtaining a first-priority interest in the ABL Facility First Priority Collateral.  The Borrower shall take such further action as is required to effectuate the transfers contemplated hereby and shall indemnify the ABL Agent for loss or damage suffered by the ABL Agent as a result of such transfer except for loss or damage suffered by the ABL Agent primarily as a result of its own willful misconduct, gross negligence or bad faith.  The ABL Agent has no obligation to follow instructions from the Designated Term Loan Agent in contravention of this Agreement.

(f)            Upon the Discharge of Term Priority Claims, each Term Loan Agent shall deliver or retain, as set forth below, the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) in the following order:

first, if a Discharge of ABL Priority Claims has not already occurred, each Term Loan Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) to the ABL Agent until a Discharge of ABL Priority Claims has occurred, second, if a Discharge of ABL Priority Claims has occurred and there are any Term Loan Other Claims (other than indemnification and contingent obligations for which no claim has been made), each Term Loan Agent (other than the Designated Term Loan Agent) shall deliver (and in the case of the Designated Term Loan Agent, the Designated Term Loan Agent shall retain) the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) to the Designated Term Loan Agent for application to any Term Loan Other Claims until no Term Loan Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made), third, if a Discharge of ABL Priority Claims has occurred, no Term Loan Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made) and there are any ABL Other Claims (other than indemnification and contingent obligations for which no claim has been made), each Term Loan Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) to the ABL Agent for application to any ABL Other Claims until no ABL Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made), and fourth, to the extent both a Discharge of Term Priority Claims and Discharge of ABL Priority Claims has occurred and no ABL Other Claims or Term Loan Other Claims remain outstanding (other than indemnification and contingent obligations for which no claim has been made), each Term Loan Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty) to the Borrower or as a court of competent jurisdiction may otherwise direct.

Upon such Discharge of Term Priority Claims, each Term Loan Agent further agrees to take all other action reasonably requested by the ABL Agent at the expense of the ABL Agent or the Borrower in connection with the ABL Agent obtaining a first-priority interest in the Term Facility First Priority Collateral.  The Borrower shall take such further action as is required to effectuate the transfers contemplated hereby and shall indemnify each Term Loan Agent for loss or damage suffered by such Term Loan Agent as a result of such transfer except for loss or damage suffered by such Term Loan Agent primarily as a result of its own willful misconduct, gross negligence or bad faith.  Each Term Loan Agent has no obligation to follow instructions from the ABL Agent in contravention of this Agreement.

(g)           Notwithstanding anything to the contrary contained in this Agreement, any obligation of any Agent to make any delivery to any other Agent under Section 5.5(e), Section 5.5(f) or Section 5.7 is subject to (i) the order of any court of competent jurisdiction or (ii) any automatic stay imposed in connection with any Insolvency or Liquidation Proceeding.

5.6          Access to Premises and Cooperation.

(a)           If the ABL Agent takes any enforcement action with respect to the ABL Facility First Priority Collateral, the Term Loan Agents and the Term Loan Lenders

(i)            shall cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and the ABL Lenders and subject to the condition that the Term Loan Agents and the Term Loan Lenders shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the Term Loan Agents or the Term Loan Lenders) in its efforts to enforce its security interest in the ABL Facility First Priority Collateral and to assemble the ABL Facility First Priority Collateral,

(ii)           shall not take any action designed or intended to hinder or restrict in any respect the ABL Agent from enforcing its security interest in the ABL Facility First Priority Collateral or assembling the ABL Facility First Priority Collateral, and

(iii)          shall permit the ABL Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the ABL Lenders and upon reasonable advance notice, to use the Term Facility First Priority Collateral (including Intellectual Property), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of

(A)          assembling the ABL Facility First Priority Collateral,

(B)          selling any or all of the ABL Facility First Priority Collateral in the ordinary course of business or otherwise,

(C)          removing any or all of the ABL Facility First Priority Collateral, or

(D)          taking reasonable actions to protect, secure, and otherwise enforce the rights of the ABL Agent and the ABL Lenders in and to the ABL Facility First Priority Collateral;

provided, however, that nothing contained in this Agreement shall restrict the rights of any Term Loan Agent or the Term Loan Lenders from selling, assigning or otherwise transferring any Term Facility First Priority Collateral prior to the expiration of such 180 day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 5.6; provided, further, if any stay or other order prohibiting the exercise of remedies with respect to the ABL Facility First Priority Collateral has been entered by a court of competent jurisdiction, such 180 day period shall be tolled during the pendency of any such stay or other order.

(b)           During the period of actual use or control by the ABL Agent or its agents or representatives of any Term Facility First Priority Collateral, the ABL Agent and the ABL Lenders shall be responsible for the ordinary course third party expenses related thereto.  The ABL Agent and the ABL Lenders jointly and severally agree to pay, indemnify and hold each Term Loan Agent, the Term Loan Lenders and their respective officers, directors, employees and agents harmless from and against any liability, cost, expense, loss or damages, including legal fees and expenses, resulting from the gross negligence or willful misconduct of the ABL Agent or any of its agents, representatives or invitees in its or their operation of such Term Facility First Priority Collateral.  Notwithstanding the foregoing, in no event shall the ABL Agent or the ABL Lenders have any liability to any Term Loan Agent or the Term Loan Lenders pursuant to this Section 5.6 as a result of the condition of any Term Facility First Priority Collateral existing prior to the date of the exercise by the ABL Agent and the ABL Lenders of their rights under this Section 5.6, and the ABL Agent and the ABL Lenders shall have no duty or liability to maintain the Term Facility First Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Agent, or for any diminution in the value of the Term Facility First Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Term Facility First Priority Collateral by the ABL Agent in the manner and for the time periods specified under this Section 5.6.  Without limiting the rights granted in this paragraph, the ABL Agent and the ABL Lenders shall cooperate with the Term Loan Agents and the Term Loan Lenders in connection with any efforts made by the Term Loan Agents and the Term Loan Lenders to sell the Term Facility First Priority Collateral.

(c)           If the Designated Term Loan Agent takes any enforcement action (or any other Term Loan Agent takes any enforcement action permitted to be taken by it pursuant to the terms hereof or the Term Loan Intercreditor Agreement) with respect to the Term Facility First Priority Collateral, the ABL Agent and the ABL Lenders

(i)            shall cooperate with such Term Loan Agent (at the sole cost and expense of such Term Loan Agent and the applicable Term Loan Lenders and subject to the condition that the ABL Agent and the ABL Lenders shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the ABL Agent or the ABL Lenders) in its efforts to enforce its security interest in the Term Facility First Priority Collateral and assemble the Term Facility First Priority Collateral,

(ii)           shall not take any action designed or intended to hinder or restrict in any respect such Term Loan Agent from enforcing its security interest in the Term Facility First Priority Collateral or from assembling the Term Facility First Priority Collateral and

(iii)          shall permit such Term Loan Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the applicable Term Loan Lenders and upon reasonable advance notice, to use the ABL Facility First Priority Collateral (other than Accounts, Chattel Paper, Instruments and Inventory), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of

(A)          assembling the Term Facility First Priority Collateral,

(B)           selling any or all of the Term Facility First Priority Collateral in the ordinary course of business or otherwise,

(C)           removing any or all of the Term Facility First Priority Collateral, or

(D)           taking reasonable actions to protect, secure, and otherwise enforce the rights of such Term Loan Agent and the Term Loan Lenders in and to the Term Facility First Priority Collateral;

provided, however, that nothing in this Agreement shall restrict the rights of the ABL Agent or any ABL Lenders from selling, assigning or otherwise transferring any ABL Facility First Priority Collateral prior to the expiration of such 180 day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 5.6; provided, further, if any stay or other order prohibiting the exercise of remedies with respect to the Term Facility First Priority Collateral has been entered by a court of competent jurisdiction, such 180 day period shall be tolled during the pendency of any such stay or other order.

(d)           Each Term Loan Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by any Term Loan Agent in order to realize on any ABL Facility First Priority Collateral, such Term Loan Agent shall take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the ABL Agent to make such rights available to the ABL Agent, subject to the Liens of the Term Loan Agents and the Term Loan Lenders.  The ABL Agent agrees that if the Designated Term Loan Agent shall require rights available under any permit or license controlled by the ABL Agent in order to realize on any Term Facility First Priority Collateral, the ABL Agent shall take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the Designated Term Loan Agent to make such rights available to the Designated Term Loan Agent, subject to the Liens of the ABL Agent and the ABL Lenders.

(e)           Each Term Loan Agent hereby grants (to the full extent of its rights and interests, if any) to the ABL Agent and its agents, representatives and designees

(i)           an irrevocable royalty-free, rent-free nonexclusive license and lease (which will be binding on any successor or assignee of any Term Facility First Priority Collateral) to use, all of the Term Facility First Priority Collateral consisting of Term Loan General Intangibles  (including, for the avoidance of doubt, Intellectual Property) to (A) collect all Accounts included in ABL Facility First Priority Collateral; (B) copy, use, or preserve any and all information relating to any of the ABL Facility First Priority Collateral; and (C) finish and sell any Goods or Inventory constituting ABL Facility First Priority Collateral and

(ii)           an irrevocable royalty-free license (which will be binding on any successor or assignee of any Term Loan General Intangibles) to use any and all Term Loan General Intangibles (including, for the avoidance of doubt, Intellectual Property) at any time in connection with any enforcement action by the ABL Agent or such agents, representatives and designees; provided, however, that such ABL Agent exercising such rights and the other ABL Lenders represented by it shall be obligated to pay any utility, rental, lease or similar charges and payments owed to third parties that accrue during, or that arise as a result of, such use to the extent not paid for by the Grantors;

provided, further, however, the royalty-free, rent-free license and lease granted in clause (e) with respect to the applicable Term Facility First Priority Collateral shall be subject to Section 5.6(a) and shall only apply during, and immediately expire upon the end of, such 180 day period (provided that such expiration shall be without prejudice to the sale or other disposition of the ABL Facility First Priority Collateral in accordance with applicable law) and that such license shall apply to the use of the Trademarks in connection with goods and services of similar type and quality to those theretofore sold by Grantor under such Trademark.

5.7          No Release If Event of Default; Reinstatement.

(a)           If, at any time after the Discharge of ABL Priority Claims has occurred, the Borrower incurs any ABL Priority Claims, then such Discharge of ABL Priority Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of ABL Priority Claims), and the applicable agreement governing such ABL Priority Claims shall automatically be treated as the ABL Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the ABL Agent of amendments, waivers and consents hereunder.  Upon receipt of notice of such incurrence (including the identity of the new ABL Agent), each Term Loan Agent shall promptly (i) enter into such documents and agreements (at the expense of the Borrower), including amendments or supplements to this Agreement, as the Borrower or such new ABL Agent shall reasonably request in writing in order to provide the new ABL Agent the rights of the ABL Agent contemplated hereby and (ii) to the extent then held by any Term Loan Agent, deliver to the ABL Agent the Pledged Collateral or Deposit Collateral that is ABL Facility First Priority Collateral together with any necessary endorsements (or otherwise allow such ABL Agent to obtain possession or control of such Pledged Collateral).

(b)           If, at any time after the Discharge of Term Priority Claims has occurred, the Borrower incurs any Term Loan Priority Claims, then such Discharge of Term Priority Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Term Priority Claims), and the applicable agreement governing such Term Loan Priority Claims shall automatically be treated as the Term Loan Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the applicable Term Loan Agent of amendments, waivers and consents hereunder.  Upon receipt of notice of such incurrence (including the identity of the new Term Loan Agent), the ABL Agent shall promptly (i) enter into such documents and agreements (at the expense of the Borrower), including amendments or supplements to this Agreement, as the Borrower or such new Term Loan Agent shall reasonably request in writing in order to provide the new Term Loan Agent the rights of the Designated Term Loan Agent contemplated hereby and (ii) to the extent then held by the ABL Agent, deliver to the successor Designated Term Loan Agent the Pledged Collateral or Deposit Collateral that is Term Facility First Priority Collateral together with any necessary endorsements (or otherwise allow such successor Designated Term Loan Agent to obtain possession or control of such Pledged Collateral).

5.8          Legends.  Upon the request of either the ABL Agent or the Designated Term Loan Agent, each party hereto agrees that each agreement that constitutes an ABL Collateral Document or a Term Loan Collateral Agreement shall contain the applicable provisions set forth on Schedule II hereto, an acknowledgement that such ABL Collateral Document or Term Loan Collateral Agreement is subject to the terms of this Agreement or similar provisions approved by the ABL Agent and the Designated Term Loan Agent, which approval shall not be unreasonably withheld or delayed.

Section 6.          Insolvency or Liquidation Proceedings.

6.1          Financing Issues.

(a)           If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and shall move for the approval of the use of cash collateral constituting ABL Facility First Priority Collateral or of financing secured by ABL Facility First Priority Collateral (“ABL DIP Financing”) under Section 363 or Section 364 of Title 11 of the United States Code or under any similar provision in any Bankruptcy Law, then  the Designated Term Loan Agent and each other Term Loan Agent, on behalf of itself and each Term Loan Lender, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest

(i)            such ABL DIP Financing, the Liens on ABL Facility First Priority Collateral securing such ABL DIP Financing (the “ABL DIP Financing Liens”) or the use of cash collateral that constitutes ABL Facility First Priority Collateral, in each case unless the ABL Agent or the ABL Lenders shall then object or support an objection to such ABL DIP Financing, ABL DIP Financing Liens or use of cash collateral, and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the ABL Priority Claims under the applicable Credit Agreement or, if no such Credit Agreement exists, under the other ABL Loan Documents are subordinated or pari passu with such ABL DIP Financing Liens, will subordinate its Liens in the ABL Facility First Priority Collateral to such ABL DIP Financing Liens on the same basis as the other Liens on ABL Facility First Priority Collateral securing the Term Loan Priority Claims are so subordinated to Liens securing ABL Priority Claims under this Agreement,

(ii)           any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of ABL Priority Claims made by the ABL Agent or any holder of ABL Priority Claims with respect to ABL Facility First Priority Collateral,

(iii)          any lawful exercise by any holder of ABL Priority Claims of the right to credit bid ABL Priority Claims at any sale in foreclosure of ABL Facility First Priority Collateral,

(iv)          any other request for judicial relief made in any court by any holder of ABL Priority Claims relating to the lawful enforcement of any Lien on ABL Facility First Priority Collateral or

(v)           any order relating to a sale of assets of any Grantor for which the ABL Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the ABL Priority Claims and the Term Loan Priority Claims will attach to the proceeds of the sale on the same basis of priority as set forth in this Agreement;

provided that all Liens granted to the ABL Agent or any Term Loan Agent in any Insolvency or Liquidation Proceeding are intended by the parties hereto to be and shall be deemed to be subject to the Lien priority and the other terms and conditions of this Agreement.

(b)           If the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and shall move for the approval of the use of cash collateral constituting Term Facility First Priority Collateral or of financing secured by Term Facility First Priority Collateral (“Term Loan DIP Financing”) under Section 363 or Section 364 of Title 11 of the United States Code or under any similar provision in any Bankruptcy Law, then the ABL Agent, on behalf of itself and each ABL Lender, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest

(i)            such Term Loan DIP Financing, the Liens on Term Facility First Priority Collateral securing such Term Loan DIP Financing (the “Term Loan DIP Financing Liens”) or the use of cash collateral that constitutes Term Facility First Priority Collateral, in each case unless the Designated Term Loan  Agent or the Term Loan Lenders shall then object or support an objection to such Term Loan DIP Financing, Term Loan DIP Financing Liens or use of cash collateral, and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Term Loan Priority Claims under the applicable Credit Agreement or, if no such Credit Agreement exists, under the other Term Loan Documents are subordinated or pari passu with such Term Loan DIP Financing Liens, will subordinate its Liens in the Term Facility First Priority Collateral to such Term Loan DIP Financing Liens on the same basis as the other Liens on Term Facility First Priority Collateral securing the ABL Priority Claims are so subordinated to Liens securing Term Loan Priority Claims under this Agreement,

(ii)           any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Term Loan Priority Claims made by the Designated Term Loan Agent or any holder of Term Loan Priority Claims with respect to Term Facility First Priority Collateral,

(iii)          any lawful exercise by any holder of Term Loan Priority Claims of the right to credit bid Term Loan Priority Claims at any sale in foreclosure of Term Facility First Priority Collateral,

(iv)          any other request for judicial relief made in any court by any holder of Term Loan Priority Claims relating to the lawful enforcement of any Lien on Term Facility First Priority Collateral or

(v)           any order relating to a sale of assets of any Grantor for which the Designated Term Facility Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Term Loan Priority Claims and the ABL Priority Claims will attach to the proceeds of the sale on the same basis of priority as set forth in this Agreement;

provided that all Liens granted to the ABL Agent or any Term Loan Agent in any Insolvency or Liquidation Proceeding are intended by the parties hereto to be and shall be deemed to be subject to the Lien priority and the other terms and conditions of this Agreement.

6.2          Relief from the Automatic Stay.  Until the Discharge of ABL Priority Claims has occurred, each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Facility First Priority Collateral, without the prior written consent of the ABL Agent.  Until the Discharge of Term Priority Claims has occurred, the ABL Agent, on behalf of itself and each ABL Lender, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Facility First Priority Collateral, without the prior written consent of the Designated Term Loan Agent.

6.3          Adequate Protection.  Except to the extent provided in Section 6.1, nothing in this Agreement shall limit the rights of the ABL Agent and the ABL Lenders, on the one hand, and any Term Loan Agents and the Term Loan Lenders, on the other hand, from seeking or requesting adequate protection with respect to their interests in the applicable Common Collateral in any Insolvency or Liquidation Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that (a) in the event that the ABL Agent, on behalf of itself or any of the ABL Lenders, seeks or requests adequate protection in respect of the ABL Claims and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute Term Facility First Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Lenders, agrees, subject to Section 2.3, that the Term Loan Agents shall also be granted a senior Lien on such collateral as security for the Term Loan Priority Claims and that any Lien on such collateral securing the ABL Claims shall be subordinate to the Lien on such collateral securing the Term Loan Priority Claims and (b) in the event that any Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, seeks or requests adequate protection in respect of the Term Loan Claims and such adequate protection is granted in the form of additional collateral comprising assets of the type of assets that constitute ABL Facility First Priority Collateral, then such Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees, subject to Section 2.3, that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Priority Claims and that any Lien on such collateral securing the Term Loan Claims shall be subordinate to the Lien on such collateral securing the ABL Priority Claims.

6.4          Avoidance Issues.

(a)           If any ABL Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (an “ABL Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the ABL Claims shall be deemed to be reinstated to the extent of such ABL Recovery and to be outstanding as if such payment had not occurred and the ABL Lenders shall be entitled, to the extent they are entitled hereunder, to a Discharge of ABL Priority Claims with respect to all such recovered amounts and shall have all rights hereunder until such time.  If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

(b)           If any Term Loan Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Term Loan Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the Term Loan Claims shall be deemed to be reinstated to the extent of such Term Loan Recovery and to be outstanding as if such payment had not occurred and the Term Loan Lenders shall be entitled, to the extent they are entitled hereunder, to a Discharge of Term Priority Claims with respect to all such recovered amounts and shall have all rights hereunder until such time.  If this Agreement shall have been terminated prior to such Term Loan Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5          Application.  This Agreement, which the parties hereto expressly acknowledge as a “subordination agreement” within the meaning of, and enforceable under, Section 510(a) of the Bankruptcy Code, shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding.  All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession.  The relative rights as to the Common Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6          Waivers.  Until the Discharge of ABL Priority Claims has occurred, each Term Loan Agent, each on behalf of itself and each applicable Term Loan Lender, (a) will not assert or enforce any claim under, Section 506(c) of the Bankruptcy Code (or any successor provision) senior to or on a parity with the Liens on ABL Facility First Priority Collateral securing the ABL Priority Claims for costs or expenses of preserving or disposing of any ABL Collateral and (b) waives any claim it may now or hereafter have arising out of the election by any ABL Lender of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision) with respect to any ABL Facility First Priority Collateral.  Until the Discharge of Term Priority Claims has occurred, the ABL Agent, on behalf of itself and each ABL Lender, (a) will not assert or enforce any claim under Section 506(c) of the United States Bankruptcy Code senior to or on a parity with the Liens on Term Facility First Priority Collateral securing the Term Loan Priority Claims for costs or expenses of preserving or disposing of any Term Loan Collateral and (b) waives any claim it may now or hereafter have arising out of the election by any Term Loan Lender of the application of Section 1111(b)(2) of the Bankruptcy Code with respect to any Term Facility First Priority Collateral.

6.7          Separate Grants of Liens.  Each Term Loan Lender and each ABL Lender acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Collateral Documents and the Term Loan Collateral Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Term Loan Claims are fundamentally different from the ABL Claims and must be separately classified in any plan of reorganization (or other plans of similar effect under any Bankruptcy Law) proposed or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Lenders and the Term Loan Lenders in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Lenders and the Term Loan Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Claims and Term Loan Claims against the Grantors, with the effect being that, to the extent that the aggregate value of the ABL Facility First Priority Collateral or Term Facility First Priority Collateral is sufficient, the ABL Lenders or the Term Loan Lenders, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Lenders and the Term Loan Lenders, respectively, before any distribution is made in respect of the claims held by the other Lenders from such Priority Collateral, with the other Lenders hereby agreeing to turn over to the respective other Lenders amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 7.          Reliance; Waivers; etc.

7.1          Reliance.  The consent by the First Priority Lenders to the execution and delivery of the Second Priority Documents to which the First Priority Lenders have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Lenders to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement.  The Second Priority Agent, on behalf of itself and each applicable Second Priority Lender, acknowledges that it and the applicable Second Priority Lenders are not entitled to rely on any credit decision or other decisions made by the First Lien Agent or any First Priority Lender in taking or not taking any action under the applicable Second Priority Document or this Agreement.

7.2          No Warranties or Liability.  Except as set forth in Section 8.15, neither the First Priority Agent nor any First Priority Lender shall have been deemed to have made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.  The First Priority Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second Priority Agent or any of the Second Priority Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  Neither the First Priority Agent nor any First Priority Lender shall have any duty to any Second Priority Agent or any Second Priority Lender to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Subsidiary thereof (including the Second Priority Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the First Priority Agent, the First Priority Lenders, the Second Priority Agent and the Second Priority Lenders have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the First Priority Claims, the Second Priority Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Borrower’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3          Obligations Unconditional.  All rights, interests, agreements and obligations of the First Lien Agent and the First Priority Lenders, and the Second Priority Agent and the Second Priority Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any First Priority Documents or any Second Priority Documents;

(b)           any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Claims or Second Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the ABL Credit Agreement or any other ABL Loan Document or of the terms of the Term Loan Agreement, any Term Additional Agreement or any other Term Loan Document;

(c)           any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Claims or Second Priority Claims or any guarantee thereof;

(d)           the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the First Priority Claims, or of any Second Priority Agent or any Second Priority Lenders in respect of this Agreement.

Section 8.          Miscellaneous.

8.1          Conflicts.  Subject to Section 8.18, in the event of any conflict between the provisions of this Agreement and the provisions of any ABL Loan Document or any Term Loan Document, the provisions of this Agreement shall govern.  Solely as among Term Loan Lenders, in the event of any conflict between this Agreement and the Term Loan Intercreditor Agreement, the Term Loan Intercreditor Agreement shall govern.

8.2          Term of this Agreement; Severability.  Subject to Section 5.7 and Section 6.4, (i) if no Event of Default has occurred and is continuing under any Credit Agreement (as such term is defined in the applicable Credit Agreement), this Agreement shall terminate upon the first to occur of the Discharge of the ABL Priority Claims or the Discharge of the Term Priority Claims and (ii) if an Event of Default has occurred and is continuing under any Credit Agreement (as such term is defined in the applicable Credit Agreement), this Agreement shall terminate upon the Discharge of ABL Priority Claims, the Discharge of Term Priority Claims and the payment in full in cash of all ABL Other Claims and Term Loan Other Claims (other than, in each case, indemnification and contingent obligations for which no claim has been made).  This is a continuing agreement of lien subordination and the First Priority Lenders may continue, at any time and without notice to the Second Priority Agent or any Second Priority Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor constituting First Priority Claims in reliance hereon.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3          Amendments; Waivers.

(a)           No amendment, modification or waiver of any of the provisions of this Agreement by the ABL Agent or any Term Loan Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent (and, subject to the following sentence, the Borrower, but in any event with notice to the Borrower) and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Borrower shall have the right to consent to or approve any amendment, modification or waiver of (i) Sections 5.1, 5.2, 5.3, 5.7, 6.1 and 8 of this Agreement and (ii) any provision of this Agreement to the extent (A) the rights or obligations of the Borrower or any other Grantor are affected by the terms thereof, (B) that any term thereof changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise adversely affects in any manner, any Other Term Loan Agent that is not then party hereto, or any Term Loan Lender not then represented by an Other Term Loan Agent that is then party hereto (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other adverse effect upon any such Other Term Loan Agent or additional Term Loan Lender that may at any subsequent time become a party or beneficiary hereof) regardless of whether any such Other Term Loan Agent or additional Term Loan Lender ever becomes a party or beneficiary hereof or (C) that any term thereof changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise adversely affects in any manner, a holder of an ABL Designated Additional Obligation, ABL Designated Banking Services Obligation, ABL Designated Swap Obligation, Term Loan Designated Additional Obligation, Term Loan Designated Banking Services Obligation or Term Loan Designated Swap Obligation (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other adverse effect upon any such holder).

(b)           Notwithstanding anything to the contrary, this Agreement may be amended from time to time at the request of the Borrower, at the Borrower’s expense and without the consent of the ABL Agent, any Term Loan Agent, any Lenders or any other Person, to

(i)            add other parties holding other Term Loan Claims (or any agent or trustee therefor) the extent such indebtedness is not prohibited by the ABL Loan Documents or Term Loan Documents,

(ii)           establish that the Liens on the Term Facility First Priority Collateral securing such Term Loan Claims shall be superior in all respects to all Liens on the Term Facility First Priority Collateral securing any ABL Claims and shall share in the benefits of the Term Facility First Priority Collateral equally and ratably with all Liens on the Term Facility First Priority Collateral securing any Term Loan Claims (subject to the terms of the Term Loan Documents), and

(iii)          provide to the holders of such Term Loan Claims (or any agent or trustee thereof) the comparable rights and benefits as are provided to the comparable holders of Term Loan Claims under this Agreement (subject to the terms of the Term Loan Documents), in each case so long as such modifications are not prohibited by the ABL Loan Documents or Term Loan Documents; provided that, in connection with any such amendment contemplated by this Section 8.3(b), the Borrower shall deliver to the ABL Agent, and each Term Loan Agent party hereto at such time a certificate of a Responsible Officer of the Borrower (the “Additional Claims Certificate”):

(A)          describing the indebtedness and other obligations being added as Term Loan Claims pursuant to this Section 8.3(b) (the “Additional Term Loan Claims”) and including a statement of the maximum aggregate principal amount of such Additional Term Loan Claims as of the date of such certificate;

(B)          setting forth the Term Additional Agreement (or the replacement Term Loan Agreement) under which such Additional Term Loan Claims are issued or incurred or the guarantees of or Liens securing such Additional Term Loan Claims are, or are to be, created, and attaching copies of such Term Additional Agreement (or the replacement Term Loan Agreement) and the other material Term Loan Documents related thereto as each Grantor has executed and delivered to the Term Loan Agent for the holders of such Additional Term Loan Claims (such Person being referred to as an “Additional Term Loan Agent” with respect thereto) with respect to such Additional Term Loan Claims on the closing date of such Additional Term Loan Claims, certified as being true and complete by a Responsible Officer of the Borrower;

(C)           identifying the Person that serves as the Additional Term Loan Agent for such Additional Term Loan Claims;

(D)          certifying that the incurrence of such Additional Term Loan Claims, the creation of the Liens securing such Additional Term Loan Claims and the designation of such Additional Term Loan Claims as “Term Loan Claims” hereunder do not violate or result in a default under Section 2.3 of this Agreement or any other provision of the ABL Loan Documents and the Term Loan Documents in effect at such time;

(E)           certifying that the Term Loan Documents relating to such Additional Term Loan Claims authorize the Additional Term Loan Agent to become a party hereto by executing and delivering an Intercreditor Joinder Agreement and provide that upon such execution and delivery, such Additional Term Loan Claims and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(F)           attaching a fully completed Intercreditor Joinder Agreement executed and delivered by such Additional Term Loan Agent, the Borrower and Holdings.

The ABL Agent and each Term Loan Agent shall be entitled to rely on the Additional Claims Certificate.  At the request (and sole expense) of the Borrower, without the consent of any Lender, the ABL Agent and each Term Loan Agent are hereby authorized to execute and deliver an acknowledgment and confirmation of such modifications and/or enter into an amendment, a restatement or a supplement to this Agreement to facilitate such modifications (it being understood that such actions shall not be required for the effectiveness of any such modifications).

8.4          Information Concerning Financial Condition of the Borrower and the Subsidiaries.  Neither the First Priority Agent nor any First Priority Lender shall have any obligation to the Second Priority Agent or any Second Priority Lender to keep the Second Priority Agent or any Second Priority Lender informed of, and the Second Priority Agent and the Second Priority Lenders shall not be entitled to rely on the First Priority Agent or the First Priority Lenders with respect to, (a) the financial condition of the Borrower and the Subsidiaries and all endorsers and/or guarantors of the First Priority Claims or the Second Priority Claims and (b) all other circumstances bearing upon the risk of nonpayment of the First Priority Claims or the Second Priority Claims.  The ABL Agent, the ABL Lenders, the Term Loan Agents and the Term Loan Lenders shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that the ABL Agent, any ABL Lender, any Term Loan Agent or any Term Loan Lender, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the ABL Agent, the ABL Lenders, the Term Loan Agents and the Term Loan Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.  Nothing in this section shall amend, modify or otherwise affect the confidentiality obligations of the ABL Agent and the ABL Lenders under the ABL Credit Agreement and of the Term Loan Agents and the Term Loan Lenders under the Term Loan Agreement or any Term Additional Agreement.

8.5          Subrogation.  Each Term Loan Agent, for and on behalf of itself and the applicable Term Loan Lenders, agrees that no payment to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle any Term Loan Agent or any Term Loan Lender to exercise any rights of subrogation in respect thereof until the Discharge of ABL Priority Claims shall have occurred.  Following the Discharge of ABL Priority Claims, the ABL Agent agrees to execute such documents, agreements, and instruments as any Term Loan Agent or any Term Loan Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Priority Claims resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.  The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that no payment to any Term Loan Agent or any Term Loan Lender pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of Term Priority Claims shall have occurred.  Following the Discharge of Term Priority Claims, each Term Loan Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Loan Claims resulting from payments to any Term Loan Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Term Loan Agent are paid by such Person upon request for payment thereof.

8.6          Application of Payments.

(a)           Except as otherwise provided herein, all payments received by the ABL Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the ABL Priority Claims as the ABL Lenders, in their sole discretion, deem appropriate, consistent with the terms of the ABL Loan Documents.  Except as otherwise provided herein, each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, assents to any such extension or postponement of the time of payment of the ABL Priority Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the ABL Priority Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

(b)           Except as otherwise provided herein, all payments received by the Term Loan Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Term Loan Priority Claims as the Term Loan Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Term Loan Documents.  Except as otherwise provided herein, the ABL Agent, on behalf of itself and each ABL Lender, assents to any such extension or postponement of the time of payment of the Term Loan Priority Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Term Loan Priority Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7          Consent to Jurisdiction; Waivers.  Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any state or federal court located in New York, New York (the “New York Courts”), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Term Loan Document or ABL Loan Document, or for recognition or enforcement of any judgment.  Each of the parties hereto irrevocably consents that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party.  Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid.  Each of the parties hereto irrevocably and unconditionally waives, to the extent it may legally and effectively do so, any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court.  Each of the parties hereto irrevocably and unconditionally waives, to the extent it may legally and effectively do so, any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof, and (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this section.

8.8          Notices.  All notices to the ABL Lenders and the Term Loan Lenders permitted or required under this Agreement may be sent to the ABL Agent or the Designated Term Loan Agent as provided in the ABL Credit Agreement, the Term Loan Agreement, the other relevant ABL Loan Documents or the other relevant Term Loan Documents (including any Term Loan Intercreditor Agreement), as applicable.  Unless otherwise specifically provided herein or therein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto (or, if applicable, to its Intercreditor Joinder Agreement), or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.  Each First Priority Agent hereby agrees to promptly notify each Second Priority Agent upon payment in full in cash of all Indebtedness under the applicable First Priority Documents (other than indemnification and contingent obligations for which no claim has been made).

8.9          Further Assurances.  The ABL Agent, on behalf of itself and each ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that each of them shall take such further action and shall execute and deliver to the ABL Agent, the ABL Lenders, the Term Loan Agents and the Term Loan Lenders such additional documents and instruments (in recordable form, if requested) as the ABL Agent, the ABL Lenders, the Term Loan Agents or the Term Loan Lenders may reasonably request, at the expense of the Borrower, to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.10        Governing Law.This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of laws to the extent that the same are not mandatorily applicable by statute and the application of the laws of another jurisdiction would be required thereby.

8.11       No Third Party Beneficiaries; Binding on Successors and Assigns.  This Agreement shall be binding upon the ABL Agent, the ABL Lenders, the Term Loan Agents, the Term Loan Lenders, Holdings, the Borrower, the Borrower’s Subsidiaries party hereto and their respective permitted successors and assigns.  No other Person shall have or be entitled to assert rights or benefits hereunder.  Without limiting the generality of the foregoing (a) any person to whom a Lender assigns or otherwise transfers all or any portion of the ABL Claims or the Term Loan Claims, as applicable, in accordance with the applicable ABL Loan Documents or Term Loan Documents, as the case may be, shall become vested with all the rights and obligations in respect thereof granted to such Lenders, without any further consent or action of the other Lenders and (b) any counterparty to a Hedge Agreement, an agreement relating to Cash Management Obligations (as such terms are defined in the applicable Credit Agreement) or any holder of obligations that are Term Designated Additional Obligations or ABL Designated Additional Obligations, in each case, that accepts the benefit of any Common Collateral in accordance with the ABL Collateral Documents or the Term Loan Collateral Documents, as applicable, shall be deemed to have agreed to be bound by the terms of this Agreement.

8.12        [Reserved].

8.13        Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14        Counterparts.  This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “PDF”) shall be as effective as delivery of a manually executed counterpart hereof.

8.15        Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  The ABL Agent represents and warrants that this Agreement is binding upon the ABL Lenders.  The Initial Term Loan Agent represents and warrants that this Agreement is binding upon the Term Loan Lenders under the Term Loan Agreement.  Each Other Term Loan Agent represents and warrants, by its signature to its Intercreditor Joinder Agreement, to the other parties hereto that (a) it is authorized under its Term Additional Agreement to enter into this Agreement and (b) this Agreement is binding upon the Term Loan Lenders under such Other Term Loan Agent’s applicable Term Additional Agreement.

8.16        Effectiveness.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to the Borrower or any other Grantor shall include the Borrower or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.17        ABL Agent and Term Loan Agent.  It is understood and agreed that (a) Citibank is entering into this Agreement in its capacity as collateral agent under the ABL Credit Agreement and the provisions of Article 9 of the ABL Credit Agreement applicable to Citibank as collateral agent thereunder shall also apply to Citibank as ABL Agent hereunder and (b) Citibank is entering in this Agreement in its capacity as collateral agent under the Term Loan Agreement and the provisions of Article 9 of the Term Loan Agreement applicable to Citibank as collateral agent thereunder shall also apply to Citibank as the initial Term Loan Agent hereunder.

8.18        Relative Rights.  Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(d) or (e)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the ABL Credit Agreement, the Term Loan Agreement, any Term Additional Agreement or any other ABL Loan Document or Term Loan Documents entered into in connection with the ABL Credit Agreement, the Term Loan Agreement, any Term Additional Agreement or any other ABL Loan Document or Term Loan Document or permit Holdings, the Borrower or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Loan Documents entered into in connection with the ABL Credit Agreement or the Term Loan Agreement, Term Additional Agreement or any other Term Loan Documents entered into in connection with the Term Loan Agreement or any Term Additional Agreement, (b) change the relative priorities of the ABL Priority Claims, the ABL Other Claims or the Liens granted under the ABL Loan Documents on the Common Collateral (or any other assets) as among the ABL Lenders, or change the relative priorities of the Term Loan Priority Claims, the Term Loan Other Claims or the Liens granted under the Term Loan Documents on the Common Collateral (or any other assets) as among the Term Loan Lenders, (c) otherwise change the relative rights of the ABL Lenders in respect of the Common Collateral as among such ABL Lenders, or the relative rights of the Term Loan Lenders in respect of the Common Collateral as among such Term Loan Lenders or (d) obligate Holdings, the Borrower or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Loan Document entered into in connection with the ABL Credit Agreement or the Term Loan Agreement, Term Additional Agreement or any other Term Loan Documents entered into in connection with the Term Loan Agreement or any Term Additional Agreement.  None of Holdings, the Borrower or any Subsidiary shall have any rights or obligations hereunder except as expressly set forth herein (including as set forth in Section 8.3).

8.19        Supplements.  Upon the execution by any Subsidiary of the Borrower of a supplement hereto in the form attached hereto as Exhibit B or in form and substance satisfactory to the ABL Agent and the Designated Term Loan Agent, such Subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Borrower and each other Grantor are so bound.

8.20        Other Intercreditor Agreements.  In the event that the Borrower or any Subsidiary incurs any obligations secured by a Lien on any Common Collateral that is junior to all Liens thereon securing all Term Loan Claims and the ABL Claims, then the ABL Agent and each Term Loan Agent shall enter into an intercreditor agreement (the terms of which are consistent with market terms governing security arrangements for the sharing of liens on a junior basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such liens, as determined in good faith by the Borrower, the ABL Agent and the Designated Term Loan Agent) with the agent or trustee for the secured parties with respect to such secured obligation to reflect the relative Lien priorities of such parties with respect to the Common Collateral and governing the relative rights, benefits and privileges as among such parties in respect of the Common Collateral, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as such secured obligations are not prohibited by, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or the other ABL Loan Documents or Term Loan Documents, as the case may be.  Each party hereto agrees that the ABL Lenders (as among themselves) and the Term Loan Lenders (as among themselves) may each enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the ABL Lenders or as among the Term Loan Lenders, as the case may be, in respect of any or all of the Common Collateral, this Agreement and the applicable other documents, as the case may be, including as to the application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the other applicable ABL Loan Documents or Term Loan Documents, as the case may be.  If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other ABL Loan Document or Term Loan Document, and the provisions of this Agreement and the other ABL Loan Documents and Term Loan Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

REVLON CONSUMER PRODUCTS CORPORATION,

By:	/s/ Michael T. Sheehan
Name: Michael T. Sheehan
Title: Senior Vice President, Deputy General
Counsel and Secretary

Address:	One New York Plaza
New York, NY 10004
Attention: Michael T. Sheehan

REVLON, INC.,

By:	/s/ Michael T. Sheehan
Name: Michael T. Sheehan
Title: Senior Vice President, Deputy General
Counsel and Secretary

Address:	One New York Plaza
New York, NY 10004
Attention: Michael T. Sheehan

[Signature Page to the ABL Intercreditor Agreement]

ALMAY, INC.
ART & SCIENCE, LTD.
BARI COSMETICS, LTD.
BEAUTYGE BRANDS USA, INC.
BEAUTYGE U.S.A., INC.
CHARLES REVSON INC.
CREATIVE NAIL DESIGN, INC.
NORTH AMERICA REVSALE INC.
OPP PRODUCTS, INC.
REALISTIC ROUX PROFESSIONAL PRODUCTS INC.
REVLON DEVELOPMENT CORP.
REVLON GOVERNMENT SALES, INC.
REVLON INTERNATIONAL CORPORATION
REVLON PROFESSIONAL HOLDING COMPANY LLC
RIROS CORPORATION
RIROS GROUP INC.
ROUX LABORATORIES, INC.
ROUX PROPERTIES JACKSONVILLE, LLC
SINFULCOLORS INC.
each a Subsidiary of the Borrower

By:	/s/ Michael T. Sheehan
Name: Michael T. Sheehan
Title: Vice President and Secretary

Address:	One New York Plaza
New York, NY 10004
Attention: Michael T. Sheehan

[Signature Page to the ABL Intercreditor Agreement]

ELIZABETH ARDEN, INC.,
a Subsidiary of the Borrower

By:	/s/ Michael T. Sheehan
Name: Michael T. Sheehan
Title: Vice President and Assistant Secretary

Address:	One New York Plaza
New York, NY 10004
Attention: Michael T. Sheehan

DF ENTERPRISES, INC.
ELIZABETH ARDEN (FINANCING), INC.
ELIZABETH ARDEN INTERNATIONAL HOLDING, INC.
ELIZABETH ARDEN TRAVEL RETAIL, INC.
FD MANAGEMENT, INC.
RDEN MANAGEMENT, INC.
ELIZABETH ARDEN INVESTMENTS, LLC
ELIZABETH ARDEN NM, LLC
ELIZABETH ARDEN USC, LLC
each a Subsidiary of the Borrower

By:	/s/ Michael T. Sheehan
Name: Michael T. Sheehan
Title: Vice President and Secretary

Address:	One New York Plaza
New York, NY 10004
Attention: Michael T. Sheehan

[Signature Page to the ABL Intercreditor Agreement]

CITIBANK, N.A., as ABL Agent

By:	/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Vice President

Address:	390 Greenwich St., 1st floor
New York, NY 10013

[Signature Page to the ABL Intercreditor Agreement]

CITIBANK, N.A., as Term Loan Agent

By:	/s/ Matthew S. Burke
Name: Matthew S. Burke
Title: Vice President

Address:	390 Greenwich St., 1st floor
New York, NY 10013

[Signature Page to the ABL Intercreditor Agreement]

SCHEDULE I

Name of Subsidiary
ALMAY, INC.
ART & SCIENCE, LTD.
BARI COSMETICS, LTD.
BEAUTYGE BRANDS USA, INC.
BEAUTYGE U.S.A., INC.
CHARLES REVSON INC.
CREATIVE NAIL DESIGN, INC.
NORTH AMERICA REVSALE INC.
OPP PRODUCTS, INC.
REALISTIC ROUX PROFESSIONAL PRODUCTS INC.
REVLON DEVELOPMENT CORP.
REVLON GOVERNMENT SALES, INC.
REVLON INTERNATIONAL CORPORATION
REVLON PROFESSIONAL HOLDING COMPANY LLC
RIROS CORPORATION
RIROS GROUP INC.
ROUX LABORATORIES, INC.
ROUX PROPERTIES JACKSONVILLE, LLC
SINFULCOLORS INC.
ELIZABETH ARDEN, INC.
DF ENTERPRISES, INC.
ELIZABETH ARDEN (FINANCING), INC.
ELIZABETH ARDEN INTERNATIONAL HOLDING, INC.
ELIZABETH ARDEN TRAVEL RETAIL, INC.
FD MANAGEMENT, INC.
RDEN MANAGEMENT, INC.
ELIZABETH ARDEN INVESTMENTS, LLC
ELIZABETH ARDEN NM, LLC
ELIZABETH ARDEN USC, LLC

SCHEDULE II

Provision for Security Documents

“Reference is made to the ABL Intercreditor Agreement dated as of September 7, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, the Subsidiaries of the Borrower party thereto, Holdings, Citibank, N.A., as ABL Agent (as defined therein), and Citibank, N.A., as the Initial Term Loan Agent (as defined therein) and each Other Term Loan Agent (as defined therein) from time to time party thereto.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Collateral Agent], for the benefit of the secured parties hereunder, pursuant to this Agreement and the exercise of any right or remedy by the [Collateral Agent] and the other secured parties hereunder are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”

EXHIBIT A

FORM OF INTERCREDITOR JOINDER AGREEMENT

INTERCREDITOR JOINDER AGREEMENT (this “Agreement”) dated as of [________], [____], among [____________] (the “New Term Loan Agent”), as an Other Term Loan Agent, CITIBANK, N.A. (“Citi”), as ABL Agent, Citi, as Term Loan Agent, REVLON, INC., a Delaware corporation (“Holdings”), REVLON CONSUMER PRODUCTS CORPORATION, a Delaware corporation, as the borrower under the ABL Credit Agreement and the Term Loan Agreement (the “Borrower”) (on behalf of itself and its subsidiaries) and any additional Other Term Loan Agent that is a party to the Intercreditor Agreement referred to below.

This Agreement is supplemental to that certain ABL Intercreditor Agreement, dated as of September 7, 2016 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties referred to above (other than the New Term Loan Agent).  This Agreement has been entered into to record the accession of the New Term Loan Agent as [an Other Term Loan Agent] [a replacement Initial Term Loan Agent] under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.1  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.1  The New Term Loan Agent agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of, the Intercreditor Agreement as [an Other Term Loan Agent] [a replacement Initial Term Loan Agent] as if it had originally been party to the Intercreditor Agreement as [an Other Term Loan Agent] [the original Initial Term Loan Agent].

SECTION 2.2  The New Term Loan Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows:  [_____________].

SECTION 2.3  Each party to this Agreement (other than the New Term Loan Agent) confirms the acceptance of the New Term Loan Agent as [an Other Term Loan Agent] [a replacement Initial Term Loan Agent] for purposes of the Intercreditor Agreement.

SECTION 2.4  [________] is acting in the capacity of [Other Term Loan Agent] [Initial Term Loan Agent] solely for the [Secured Parties] under (and as defined in) [_____________], such agreement shall be deemed [a “Term Additional Agreement”] [a “Term Loan Agreement”] for purposes of the Intercreditor Agreement and the Borrower hereby designates such agreement as [a “Term Additional Agreement”] [a “Term Loan Agreement”] under Sections 5.3(f) and 8.3(b) of the Intercreditor Agreement.

ARTICLE III

Miscellaneous

SECTION 3.1  This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of laws to the extent that the same are not mandatorily applicable by statute and the application of the laws of another jurisdiction would be required thereby.

SECTION 3.2  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]

EXHIBIT B

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ˜ ] dated as of [ ˜ ], 20[ ˜ ]  to the ABL INTERCREDITOR AGREEMENT dated as of September 7, 2016 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”), among CITIBANK, N.A., as ABL Agent and CITIBANK, N.A., as Initial Term Loan Agent and the Other Term Loan Agents from time to time a party thereto, Revlon Consumer Products Corporation, as Borrower, Revlon, Inc., as Holdings and the Subsidiaries of Revlon Consumer Products Corporation, from time to time party thereto.  Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the ABL Intercreditor Agreement.

The undersigned, [ ˜ ], a [ ˜ ], (the “New Grantor”) wishes to acknowledge and agree to the ABL Intercreditor Agreement and become a party thereto and to acquire and undertake the rights and obligations of a Grantor thereunder.

Accordingly, the New Grantor agrees as follows for the benefit of the ABL Agent, the Term Loan Agents, the ABL Lenders and the Term Loan Lenders:

1.	Accession to the Intercreditor Agreement. The New Grantor (a) acknowledges and agrees to, and becomes a party to the ABL Intercreditor Agreement, (b) agrees to all the terms and provisions of the ABL Intercreditor Agreement applicable to a Grantor and (c) shall have all the rights and obligations of a Grantor under the ABL Intercreditor Agreement. This Grantor Joinder Agreement supplements the ABL Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 8.19 of the ABL Intercreditor Agreement.

2.	Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to the ABL Agent, each Term Loan Agent, each Term Loan Lender and each ABL Lender that (a) it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and (b) this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement.

3.	Counterparts. This Grantor Joinder Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “PDF”) shall be as effective as delivery of a manually executed counterpart hereof.

4.	Section Headings. The section titles contained in this Grantor Joinder Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Grantor Joinder Agreement.

5.	Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the ABL Intercreditor Agreement subject to any limitations set forth in the ABL Intercreditor Agreement with respect to the Grantors.

6.	Governing Law. This Grantor Joinder Agreement and the rights and obligations of the parties under this Grantor Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of laws to the extent that the same are not mandatorily applicable by statute and the application of the laws of another jurisdiction would be required thereby.

7.	Severability. Any provision of this Grantor Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.	Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the ABL Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.8 of the ABL Intercreditor Agreement.

9.	Miscellaneous. The provisions of Article 8 of the ABL Intercreditor Agreement will apply with like effect to this Grantor Joinder Agreement.

IN WITNESS WHEREOF, the New Grantor has duly executed this designation as of the day and year first above written.

[	]

By
Name:
Title:

[Notice Address]